NUVEEN Investments

Nuveen Income
Fund

PROSPECTUS  JANUARY 28, 2002

For investors seeking attractive current income and capital preservation.

[PHOTOS APPEAR HERE]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Section 1 The Fund

This section provides you with an overview of the fund including its investment objective, expenses, portfolio holdings and historical performance information.


Introduction                                                                 1
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Nuveen Income Fund                                                           2
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Section 2 How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                         4
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What Types of Securities We Invest In                                        5
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How We Select Investments                                                    6
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What the Risks Are                                                           7
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How We Manage Risk                                                           7
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Section 3 How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer                                                  9
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How to Reduce Your Sales Charge                                             10
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How to Buy Shares                                                           11
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Systematic Investing                                                        11
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Systematic Withdrawal                                                       12
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Special Services                                                            13
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How to Sell Shares                                                          13
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Section 4 General Information

This section summarizes the fund's distribution policies and other general fund information.

Dividends, Distributions and Taxes                                          15
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Distribution and Service Plan                                               16
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Net Asset Value                                                             16
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Fund Service Providers                                                      17
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Section 5 Financial Highlights

This section provides the fund's financial performance since inception.

Nuveen Income Fund                                                          18
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We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment Strategy
Risks
Fees, Charges and Expenses
Shareholder Instructions
Performance and Current Portfolio Information

                                                           January 28, 2002

Section 1 The Fund

                      Nuveen Income Fund
Introduction
[Logo] This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

                 Current Income and Capital Preservation
                 Many individuals investing for their future seek to build capital while retaining a measure of capital protection. An effective way of pursuing this goal is through a portfolio allocation of investment grade bonds which can provide a consistent income stream and capital appreciation potential. Bonds also can be added to stock portfolios as a way of diversifying and moderating risk.

                 Investors seeking income, growth of income and capital and capital preservation should consider the Nuveen Income Fund for their portfolio. The fund invests primarily in intermediate-term, investment grade bonds with attractive current yields and future appreciation potential.

 NOT FDIC OR GOVERNMENT INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

                                                              Section 1 The Fund

[Logo] Nuveen Income Fund
Fund Overview

[Logo]
Investment Objective
The fund seeks to provide over time attractive current income and capital preservation.

[Logo]
How the Fund Pursues Its Objective
The fund purchases primarily bonds with intermediate effective maturities that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent rating agencies, or non-rated bonds if the fund's investment adviser judges them to be of comparable quality. We may also buy non-investment grade bonds and dollar-denominated bonds of foreign issuers, subject to certain limitations.

We use a value-oriented strategy and look for higher-yielding and undervalued bonds that offer the potential for above-average total returns.

[Logo]
What are the Risks of Investing in the Fund?
An investment in the fund is subject to credit risk and interest rate risk. Credit risk is the risk that an issuer of a bond in the fund will default or be unable to pay principal and interest; lower rated bonds generally carry greater credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. The fund's limited investments in dollar-denominated foreign bonds are subject to the economic and financial risks of foreign markets, which could reduce prices, increase volatility or reduce liquidity. As with any mutual fund investment, loss of money is a risk of investing.

We seek to reduce risk by limiting effective maturities, buying quality bonds and diversifying the fund's investment portfolio geographically as well as across different industry sectors.

[Logo]
Is This Fund Right for You?
This fund may be right for you if you are seeking to:

 . earn regular monthly dividends;

 . preserve investment capital over time;

 . complement a portfolio of equity investments.

You should not invest in this fund if you are seeking to:

 . pursue a growth investment strategy;

 . avoid share price fluctuation.
How the Fund Has Performed

The chart and table below illustrate annual fund calendar year returns for each of the past three years as well as annualized fund and index returns for the one-year and since inception periods ended December 31, 2001. This information is intended to help you assess the variability of fund returns (and consequently, the potential rewards and risks of a fund investment). The information also shows how the fund's performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives.

Total Returns


                                                                  [NUVEEN CHART]
           Class A Annual Returns

              1999        -0.65%
              2000         9.08%
              2001         5.75%


From January 1, 1999 through December 31, 2001, the Fund's highest and lowest calendar quarter returns were 4.68% and -0.90%, respectively, for the quarters ended 9/30/01 and 12/31/01. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                                       Average Annual Total Returns
                                          for the Periods Ended
                                            December 31, 2001
                                     ................................
                                                               Since Inception
                                     1 Year                  (November 30, 1998)
----------------------------------------------------------------------------------
Class A                                       0.74%                          3.13%
 ....................................................................
Class B                                       1.03%                          3.14%
 ....................................................................
Class C                                       4.98%                          4.06%
 ....................................................................
Class R                                       6.01%                          5.03%
----------------------------------------------------------------------------------
Lehman Brothers Market Index/1/               8.44%                          6.21%
 ....................................................................
Lipper Peer Group/1/                          8.22%                          5.81%
 ....................................................................

Section 1 The Fund

What are the Costs of Investing?

[Logo]
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


Shareholder Transaction Expenses/2/


Paid Directly From Your Investment

Share Class                                              A       B     C   R/3/
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases             4.75%/4/  None  None None
 ................................................................................
Maximum Sales Charge Imposed on Reinvested Dividends      None  None  None None
 ................................................................................
Exchange Fees                                             None  None  None None
 ................................................................................
Deferred Sales Charge/5/                               None/4/ 5%/6/ 1%/7/ None

 ................................................................................

Annual Fund Operating Expenses/8/


Paid From Fund Assets

Share Class                            A     B     C     R
--------------------------------------------------------------------------------
Management Fees                       .60%  .60%  .60%  .60%
 ................................................................................
12b-1 Distribution and Service Fees   .25% 1.00% 1.00%   --%
 ................................................................................
Other Expenses                       1.39% 1.32% 1.38%  .94%
 ................................................................................
Total Operating Expenses*            2.24% 2.92% 2.98% 1.54%

 ................................................................................

 *The Total Operating
 Expenses provided in the
 table above do not reflect a
 voluntary commitment by the
 fund's investment adviser to
 waive fees and reimburse
 expenses. From November 30,
 1998 through July 31, 2002,
 the investment adviser
 agreed to waive fees and
 reimburse expenses in order
 to prevent Total Operating
 Expenses (excluding any 12b-
 1 distribution and service
 fees and extraordinary
 expenses) from exceeding
 .80% of the average daily
 net assets of any class of
 fund shares. This expense
 limitation may be modified
 at any time. The expense
 limitation reduced the
 actual operating expenses
 for the most recent fiscal
 year to the levels provided
 below.
 .............................

  After Expense
  Reimbursements     A       B       C       R
 .............................
  Expense
  Reimbursements   (1.22%) (1.15%) (1.21%) (.77%)
 .............................
  Total Operating
  Expenses-Net      1.02%   1.77%   1.77%   .77%

 .............................

The following example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. It also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                  Redemption                 No Redemption
            A      B      C      R      A      B      C      R
Share Class
--------------------------------------------------------------------------------
1 Year    $  691 $  685 $  301 $  157 $  691 $  295 $  301 $  157
 ................................................................................
3 Years   $1,142 $1,210 $  921 $  486 $1,142 $  904 $  921 $  486
 ................................................................................
5 Years   $1,618 $1,645 $1,567 $  839 $1,618 $1,538 $1,567 $  839
 ................................................................................
10 Years  $2,927 $3,082 $3,299 $1,834 $2,927 $3,082 $3,299 $1,834

 ................................................................................

How the Fund Is Invested (as of 9/30/01)


Portfolio Statistics

Average Effective Maturity       7.90 years
 ................................................................................
Average Duration (Bonds)               5.64
 ................................................................................
Weighted Average Credit Quality         AA-
 ................................................................................
Number of Bond Issues                    29

 ................................................................................

Credit Quality/9/


AAA/U.S. Guaranteed  58.0%
 ................................................................................
AA                    6.4%
 ................................................................................
A                     5.4%
 ................................................................................
BBB                  11.4%
 ................................................................................
NR                    2.8%
 ................................................................................
Other                16.0%

 ................................................................................

Portfolio Allocation


U.S. Government and Agency Obligations  43.8%
 ................................................................................
Corporate Obligations                   36.5%
 ................................................................................
Commercial Paper                        17.4%
 ................................................................................
Taxable Municipal Bonds                  2.3%

 ................................................................................


Top 5 Corporate Bond Holdings/9/


Interpool Capital Trust            4.1%
 ................................................................................
Abbott Laboratories                3.6%
 ................................................................................
Calpine Canada Energy Finance Ulc  3.4%
 ................................................................................
Tyco International Group S.A.      2.7%
 ................................................................................
NorAm Energy Corp.                 2.7%

 ................................................................................

1. Lehman Brothers Market Index returns reflect the performance of the Lehman Brothers U.S. Aggregate Bond Index, an unmanaged index comprised of a broad range of U.S. investment grade bonds, including government and corporate securities, agency mortgage pass-through securities, and asset backed securities. Lipper Peer Group returns reflect the performance of the Lipper Intermediate Investment Grade Debt Funds Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category. Lehman Brothers Market Index and Lipper Peer Group returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2. As a percent of offering price unless otherwise noted. Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

3. Class R shares may be purchased only under limited circumstances or by specified classes of investors. See "How You Can Buy and Sell Shares."
4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."
5. As a percentage of lesser of purchase price or redemption proceeds.
6. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.
7. Class C shares redeemed within one year of purchase are subject to a 1%
   CDSC.
8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers
   Conduct Rules.
9. As a percentage of the fund's bond holdings. Holdings will vary.
                                                              Section 1 The Fund

Section 2 How We Manage Your Money

                 To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

          [Logo] [Who Manages the Funds]
                 Nuveen Institutional Advisory Corp. ("NIAC"), the fund's investment adviser, together with its advisory affiliate, Nuveen Advisory Corp., offer premier advisory and investment management services to a broad range of mutual fund clients. In the Nuveen family, these advisers are commonly referred to as Nuveen Investment Management or NIM. NIAC is responsible for the selection and ongoing monitoring of the securities in the fund's investment portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The NIM advisers are located at 333 West Wacker Drive, Chicago, IL 60606.

                 The NIM advisers are wholly owned subsidiaries of The John Nuveen Company ("Nuveen"). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we provide managed assets and structured investment products and services to help financial advisors serve the wealth management needs of individuals and families. Nuveen manages or oversees approximately $76 billion in assets.

                 NIAC is responsible for the execution of specific investment strategies and the day-to-day operations of the fund. NIAC manages the fund using a team of analysts and portfolio managers that focus on a specific group of funds. Richard A. Huber, the fund's portfolio manager since inception, provides daily oversight for, and execution of, the fund's investment activities. Mr. Huber is a Vice President of NIAC and has been a Vice President of the fund since its inception. Mr. Huber previously was a Vice President and portfolio manager of Flagship Financial. Mr. Huber currently manages investments for eleven Nuveen-sponsored investment companies.

Section 2 How We Manage Your Money

                 For providing these services, NIAC is paid an annual fund management fee according to the following schedule:


               Average
               Daily
               Net
               Assets    Fund Fee

              For the first $125 million  0.6000%
                 ..............................................................
              For the next $125 million   0.5875%
                 ..............................................................
              For the next $250 million   0.5750%
                 ..............................................................
              For the next $500 million   0.5625%
                 ..............................................................
              For the next $1 billion     0.5500%
                 ..............................................................
              For assets over $2 billion  0.5250%

                 ..............................................................

                 As a result of a voluntary waiver by NIAC, the fund did not pay a management fee for the most recent fiscal year.

                 The fund also pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; and extraordinary expenses.
           [Logo][What Types of Securities We Invest In]
                 Taxable Bonds

                 The fund invests primarily (at least 65% of its net assets) in a diversified portfolio of domestic investment grade quality bonds of varying maturities. Investment grade quality bonds are fixed income securities that at the time of purchase either are rated in the four highest (investment grade) categories by Moody's Investors Service, Standard & Poor's or Fitch, Inc., or are unrated, but judged investment grade by NIAC. Fixed-income securities include U.S. and foreign government bonds (including obligations of their agencies and instrumentalities), corporate bonds (other than convertible bonds), mortgage- and asset-backed securities, loan participations, and comparable instruments. Fixed-income securities may have a fixed, variable, or floating rate of interest.

                 The fund may also invest up to 35% of its net assets in a combination of (a) fixed-income securities that are either rated B or higher by at least one of the national rating agencies or unrated, but judged to be comparable in quality by NIAC; or (b) other securities that have predominantly fixed-income characteristics, such as preferred stock. Securities rated below investment grade are commonly known as "high-yield," "high-risk" or "junk" bonds which typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

                 The fund will limit investment in securities of foreign issuers to 20% of its net assets, and will invest only in U.S. dollar-denominated securities of foreign issuers whose headquarters are located in a country that (i) has sovereign debt rated investment grade quality by Moody's Investors Service, Standard & Poor's or Fitch, Inc. or (ii) is a member of the Organization for Economic Cooperation and Development
                 (OECD). The OECD consists of 30 countries sharing the principles of the market economy, pluralist democracy and human rights. The OECD is composed of industrialized nations, mostly from Europe and North America.

                 Short-term Investments
                 Under normal market conditions, the fund may invest up to 20% of its total assets in short-term, high quality fixed-income securities and cash equivalents. These securities include
                 U.S. government securities, certificates of deposit, bankers' acceptances, commercial paper rated A-1 or higher by S&P, Prime-1 or
                                              Section 2 How We Manage Your Money
                 higher by Moody's or Fitch 2 or higher by Fitch, repurchase agreements with respect to U.S. government obligations, and similar fixed-income securities with remaining maturities of one year or less. (See "How We Manage Risk -- Hedging and
                 Other Defensive Investment Strategies.") For more information on eligible short-term investments, see the Statement of Additional Information.

                 Delayed Delivery Transactions
                 The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline to a level below its purchase price before the settlement date.

           [Logo][How We Select Investments]

                 NIAC follows a value-driven investment process to select bonds for the fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's team of research analysts who review the bonds available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the bond markets. We seek to identify bonds with favorable characteristics we believe are not yet recognized by the market. An example would be a bond in a strengthening industry sector or a bond with improving credit quality, in each case providing an expected favorable impact on future performance. We then select those higher-yielding and undervalued bonds that we believe represent the most attractive values.

                 Portfolio Maturity
                 The fund buys bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average effective maturity of 5 to 10 years. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, adjustable coupons, or a prepayment schedule or expected prepayment rates, but not call provisions) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise comparable bond.

                 Portfolio Turnover

                 The fund buys and sells portfolio bonds in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new bonds during a year is known as the fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading results in the payment by the fund of increased trading costs and could result in the payment by shareholders of increased taxes on realized investment gains. Accordingly, active trading may adversely affect fund performance. The fund intends to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. The fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

                 The fund's investment objective may not be changed without shareholder approval. The above investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

Section 2 How We Manage Your Money

           [Logo][What the Risks Are]
                 Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the fund. Because of these and other risks, you should consider an investment in the fund to be a long-term investment.

                 Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. The fund may invest up to 35% of its net assets in bonds that either are rated B or BB, or are unrated but judged to be comparable in quality by NIAC.

                 Interest rate risk: Because the fund invests in bonds, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of the fund's portfolio, the greater its interest rate risk. See "How We Select Investments -- Portfolio Maturity."

                 Income risk: The fund is subject to income risk. Income risk is the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

                 Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

                 Foreign investment risk: Bonds of foreign issuers (which must be dollar-denominated and are limited to 20% of net assets) present risks beyond those of domestic securities. Such risks include political or economic instability and less publicly available information. Foreign bonds may be less liquid and have more price volatility than domestic bonds.

           [Logo][How We Manage Risk]
                 In pursuit of its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund limits this investment risk generally by restricting the type and maturities of bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

                                              Section 2 How We Manage Your Money

                 Investment Limitations
                 The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

                  . 5% in securities in any one issuer (except for U.S.
                    Government securities or for 25% of the fund's total assets);
                  . 25% in any one industry (except U.S. government
                    securities).

                 Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

                 Hedging and Other Defensive Investment Strategies
                 The fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average effective maturity of the fund's investment portfolio may fall below the defined range described under "How We Select Investments," and the fund may not achieve its investment objective.

                 We may also use various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, interest rate swaps, options on financial futures, or options based on debt securities whose prices, in the opinion of the fund's investment adviser, correlate with the prices of the fund's investments. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless. The fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the fund's net assets. In addition, the fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments. The fund may not commit more than 25% of its assets to interest rate swaps.

Section 2 How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

                 We offer four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

           [Logo][What Share Classes We Offer]
                 Class A Shares

                 You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% of the fund's average daily net assets that compensates your financial advisor for providing ongoing service to you. Nuveen retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The up-front Class A sales charge is as follows:

                                                                              Authorized Dealer
               Amount of         Sales Charge as % of  Sales Charge as % of  Commission as % of
               Purchase          Public Offering Price Net Amount Invested  Public Offering Price

               Less than
               $50,000                   4.75%                 4.96%                4.25%
                 ..............................................................
               $50,000 but less
               than $100,000             4.50%                 4.71%                4.00%
                 ..............................................................
               $100,000 but
               less than
               $250,000                  3.50%                 3.63%                3.00%
                 ..............................................................
               $250,000 but
               less than
               $500,000                  2.50%                 2.56%                2.00%
                 ..............................................................
               $500,000 but
               less than
               $1,000,000                2.00%                 2.04%                1.75%
                 ..............................................................
               $1,000,000 and
               over                        --/1/                 --                   --/1/

                 ..............................................................

                 /1/You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers a commission equal to .75% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. Unless the authorized dealer waived the commission, you may be assessed a contingent deferred sales charge ("CDSC") of .75% if you redeem any of your shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class A shares you purchase by reinvesting dividends.

                 Class B Shares

                 You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial advisor a 4% up-front sales commission, which includes an advance of the first year's service fee. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. If you sell your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

                                       Section 3 How You Can Buy and Sell Shares

                 Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted
                 Class B shares.

               Years Since Purchase    0-1   1-2   2-3   3-4   4-5   5-6   over 6

               CDSC                     5%    4%    4%    3%    2%    1%    none

                 ..............................................................

                 Class C Shares

                 You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of the fund's average daily net assets. The annual .25% service fee compensates your financial advisor for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial advisor an ongoing sales commission. Nuveen retains the service and distribution fees on accounts with no authorized dealer of record. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will normally pay a 1% CDSC based on your purchase or sale price, whichever is lower. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

                 Class R Shares
                 You may purchase Class R shares only under limited circumstances, at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

           [Logo][How to Reduce Your Sales Charge]
                 We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                 Class A Sales   Class A Sales     Class R
                 Charge          Charge Waivers    Eligibility
                 Reductions                      . Certain
                                 . Certain Nuveen    employees
                                   Defined           and
                                   Portfolio or      directors of
                                   Exchange-         Nuveen or
                                   Traded Fund       employees of
                                   reinvestment      authorized
                                                  dealers
                 . Rights of Accumulation
                 . Letter of intent
                 . Group purchase
                                 . Retirement
                                   plans           . Bank trust
                                 . Certain           departments
                                   employees and
                                   directors of
                                   Nuveen or
                                   employees of
                                   authorized
                                   dealers
                                 . Bank trust
                                   departments

                 In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial advisor or by calling (800) 257-8787. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

Section 3 How You Can Buy and Sell Shares

           [Logo][How to Buy Shares]
                 Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time. Generally, the Exchange is closed on weekends and national holidays. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price.


                 Through a Financial Advisor
                 You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial advisor, call (800) 257-8787 and Nuveen can refer you to one in your area.

                 By Mail

                 You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. No third party checks will be accepted.

                 Investment Minimums
                 The minimum initial investment is $3,000 ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; $50 through systematic investment plan accounts) and may be lower for accounts opened through certain fee-based programs. Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.

           [Logo][Systematic Investing]
                 Systematic investing allows you to make regular investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account (simply complete the appropriate application). The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. To take advantage of this investment opportunity, simply complete the appropriate section of the account application form or submit an Account Update Form. You can stop the deductions at any time by notifying the fund in writing.

                                       Section 3 How You Can Buy and Sell Shares

                 The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 5%, 6% or 7% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

                 [Description of Chart]

                 One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

                 From Your Bank Account
                 You can make systematic investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account.

                 From Your Paycheck
                 With your employer's consent, you can make systematic investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct monies from your paycheck.

                 Systematic Exchanging
                 You can make systematic investments by authorizing Nuveen to exchange shares from one Nuveen mutual fund account into another identically registered Nuveen account of the same share class.

           [Logo][Systematic Withdrawal]
                 If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services -- Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

                 You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Section 3 How You Can Buy and Sell Shares

           [Logo][Special Services]
                 To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

                 Exchanging Shares
                 You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

                 The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

                 The fund may change or cancel its exchange policy at any time upon 60 days' notice. Because an exchange is treated for tax purposes as a purchase and sale, and any gain may be subject to tax, you should consult your tax advisor about the tax consequences of exchanging your shares.

                 Fund DirectSM
                 The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial advisor can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                 Reinstatement Privilege
                 If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

           [Logo][How to Sell Shares]
                 You may sell (redeem) your shares on any business day. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten business days from your purchase date. You may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you

                                       Section 3 How You Can Buy and Sell Shares

[Logo Appears Here]

An Important
Note About
Telephone
Transactions

Although Nuveen
Investor
Services has
certain
safeguards and
procedures to
confirm the
identity of
callers, it
will not be
liable for
losses
resulting from
following
telephone
instructions it
reasonably
believes to be
genuine. Also,
you should
verify your
trade
confirmations
immediately
upon receipt.





[Logo Appears Here]

An Important
Note About
Involuntary
Redemption

From time to
time, the fund
may establish
minimum account
size
requirements.
The fund
reserves the
right to
liquidate your
account upon 30
days' written
notice if the
value of your
account falls
below an
established
minimum. The
fund presently
has set a
minimum balance
of $100 unless
you have an
active Nuveen
Defined
Portfolio
reinvestment
account. You
will not be
assessed a CDSC
on an
involuntary
redemption.
                 buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

                 Through Your Financial Advisor

                 You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor may charge for this service.

                 By Telephone
                 If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.

                 By Mail

                 You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Your request must include the following information:
                 . The fund's name;
                 . Your name and account number;
                 . The dollar or share amount you wish to redeem;
                 . The signature of each owner exactly as it appears on the account;
                 . The name of the person to whom you want your redemption
                   proceeds paid (if other than to the shareholder of record);
                 . The address where you want your redemption proceeds sent
                   (if other than the address of record);
                 . Any certificates you have for the shares; and . Any required signature guarantees.

                 We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that a fund otherwise approves. A notary public cannot provide a signature guarantee.

                 Redemptions In-Kind
                 The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.
Section 3 How You Can Buy and Sell Shares

Section 4 General Information

                 To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

           [Logo][Dividends, Distributions and Taxes]
                 The fund pays dividends monthly and any taxable capital gains once a year in December. The fund declares dividends monthly to shareholders of record as of the ninth of each month, generally payable the first business day of the following month.

                 Payment and Reinvestment Options
                 The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial advisor or call Nuveen at
                 (800) 257-8787.

                 Foreign Income Tax Considerations
                 Investment income that the fund receives from its foreign investments may be subject to foreign income taxes, which generally will reduce fund distributions. However, the U.S. has entered into tax treaties with many foreign countries that may entitle you to certain tax benefits.

                 Taxes and Tax Reporting
                 The fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates, depending on the length of time the fund holds its assets). Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares. Dividends generally do not qualify for a dividend received deduction if you are a corporate shareholder.

                 Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is generally the same as a sale.

                 Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds at the then current rate.
                                                   Section 4 General Information

                 Please consult the Statement of Additional Information and your tax advisor for more information about taxes.

                 Buying or Selling Shares Close to a Record Date
                 Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

           [Logo][Distribution and Service Plan]
                 Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. (See "How You Can Buy and Sell Shares" for a description of the distribution and service fees paid under this plan.)

                 Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                 Nuveen periodically undertakes sales promotion programs with authorized dealers and may pay them the full applicable sales charge as a commission. In addition, Nuveen may provide support at its own expense to authorized dealers in connection with sales meetings, seminars, prospecting seminars and other events at which Nuveen presents its products and services. Under certain circumstances, Nuveen also will share with authorized dealers up to half the costs of advertising that features the products and services of both parties. The Statement of Additional Information contains further information about these programs.

           [Logo][Net Asset Value]
                 The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

Section 4 General Information

                 In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair value based on prices of comparable securities. In addition, if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the fund, or its designee, may establish a fair value for the security. See the Statement of Additional Information for details.

           [Logo][Fund Service Providers]
                 If the fund holds securities that are primarily listed on foreign exchanges, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


                 The custodian of the assets of the fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. JPMorgan Chase Bank also provides certain accounting services to the fund. The fund's transfer agent, shareholder services agent and dividend paying agent, J.P. Morgan Investor Services Co., P.O. Box 660086, Dallas, Texas 75266-0086, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

                                                   Section 4 General Information

Section 5 Financial Highlights

                 The financial highlights table is intended to help you understand the fund's financial performance for the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent therate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the fund's financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

Nuveen Income Fund


Class
(Inception
Date)                       Investment Operations         Less Distributions
                         ----------------------------  --------------------------
                                           Net
                                      Realized               From
                                           and             and in
                                    Unrealized             Excess                  Ending
               Beginning        Net Investment             of Net                     Net
Year Ended     Net Asset Investment       Gain         Investment  Capital          Asset     Total
September 30,      Value     Income     (Loss)  Total      Income    Gains  Total   Value Return(a)
----------------------------------------------------------------------------------------------------
Class A (11/98)
 2001             $18.66      $1.23     $  .80  $2.03      $(1.29)     $-- $(1.29) $19.40     11.29%
 2000              19.00       1.25       (.38)   .87       (1.21)      --  (1.21)  18.66      4.74
 1999(c)           20.00       1.02      (1.03)  (.01)       (.99)      --   (.99)  19.00      (.04)
Class B (11/98)
 2001              18.66       1.09        .80   1.89       (1.15)      --  (1.15)  19.40     10.49
 2000              19.00       1.11       (.38)   .73       (1.07)      --  (1.07)  18.66      3.96
 1999(c)           20.00        .90      (1.03)  (.13)       (.87)      --   (.87)  19.00      (.68)
Class C (11/98)
 2001              18.70       1.09        .80   1.89       (1.15)      --  (1.15)  19.44     10.47
 2000              19.01       1.11       (.35)   .76       (1.07)      --  (1.07)  18.70      4.13
 1999(c)           20.00        .90      (1.02)  (.12)       (.87)      --   (.87)  19.01      (.62)
Class R (11/98)
 2001              18.66       1.28        .86   2.14       (1.34)      --  (1.34)  19.46     11.91
 2000              19.01       1.30       (.39)   .91       (1.26)      --  (1.26)  18.66      4.95
 1999(c)           20.00       1.06      (1.02)   .04       (1.03)      --  (1.03)  19.01       .21
----------------------------------------------------------------------------------------------------

Class
(Inception
Date)                  Ratios/Supplemental Data
               --------------------------------------------
                         Ratio of  Ratio of Net
                Ending   Expenses    Investment
                   Net to Average     Income to  Portfolio
Year Ended      Assets        Net   Average Net   Turnover
September 30,    (000)  Assets(b)     Assets(b)       Rate
----------------------------------------------------------------------------------------------------
Class A (11/98)
 2001          $ 7,192       1.05%         6.39%       120%
 2000            1,714       1.09          6.68        112
 1999(c)         1,370       1.08*         6.40*        67
Class B (11/98)
 2001           10,719       1.80          5.68        120
 2000            5,942       1.84          5.93        112
 1999(c)         4,108       1.83*         5.65*        67
Class C (11/98)
 2001            1,815       1.80          5.66        120
 2000              832       1.84          5.93        112
 1999(c)         1,119       1.83*         5.66*        67
Class R (11/98)
 2001              603        .80          6.83        120
 2000            9,690        .84          6.93        112
 1999(c)         9,627        .83*         6.50*        67
----------------------------------------------------------------------------------------------------

 * Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable. When custodian fee credits are applied, the Ratios of Expenses to Average Net Assets for 2001 are 1.02%, 1.77%, 1.77% and .77% for classes A, B, C and R, respectively, and the Ratios of Net Investment Income to Average Net Assets for 2001 are 6.42%, 5.71%, 5.69% and 6.86% for classes A, B, C and R, respectively.
(c) For the period November 30, 1998 (commencement of operations) through September 30, 1999.

Section 5 Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund


Growth and Income

Large-Cap Value Fund
European Value Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Income

Income Fund
Floating Rate Fund /1/


Tax-Free Income

National Municipal Bond Funds

High Yield
Long-term
Insured Long-term
Intermediate-term
Limited-term


State Municipal Bond Funds


Arizona
California /2/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts /2/
Michigan
Missouri
New Jersey
New Mexico
New York /2/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Several additional sources of information are available to you, including the codes of ethics adopted by the fund, Nuveen and NIAC. The Statement of Additional Information ("SAI"), incorporated by reference into this prospectus, contains detailed information on the policies and operation of the fund. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information; or ask your financial advisor for copies.


You may also obtain this and other fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549. The fund's Investment Company file number is 811-09037.


NUVEEN
 Investments

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Statement of Additional Information
January 28, 2002
Nuveen Investment Trust III
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN INCOME FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Investments ("Nuveen"), or from the Nuveen Income Fund (the "Fund"), by written request to the Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086 or by calling 800-257-8787. This Statement of Addi-tional Information relates to, and should be read in conjunction with the Pro-spectus for the Fund. The Prospectus for the Fund is dated January 28, 2002.

Table of Contents                                                         Page
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General Information                                                        B-2
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Investment Policies and Restrictions                                       B-2
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Investment Policies and Techniques                                         B-4
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Management                                                                B-25
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Fund Manager                                                              B-30
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Portfolio Transactions                                                    B-31
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Net Asset Value                                                           B-32
------------------------------------------------------------------------------
Tax Matters                                                               B-33
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Performance Information                                                   B-36
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Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-39
------------------------------------------------------------------------------
Distribution and Service Plan                                             B-52
------------------------------------------------------------------------------
Independent Public Accountants, Custodian and Transfer Agent              B-53
------------------------------------------------------------------------------
Financial Statements                                                      B-54
------------------------------------------------------------------------------
General Trust Information                                                 B-54
------------------------------------------------------------------------------
Appendix A--Ratings of Investments                                         A-1
------------------------------------------------------------------------------

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report accompanies this State-ment of Additional Information.

                              GENERAL INFORMATION

Nuveen Income Fund, is an open-end diversified management investment company organized as a series of the Nuveen Investment Trust III (the "Trust"). The Trust is an open-end management investment company organized as a Massachusetts business trust on August 20, 1998. The Fund is currently the only outstanding series of the Trust.

Certain matters under the Investment Company Act of 1940, which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company, shall not be deemed to have been effectively acted upon unless ap-proved by the holders of a majority of the outstanding voting securities of each series affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

Investment Restrictions
The investment objective and certain fundamental investment policies of the Fund are described in the Fund's Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the
Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, obtaining short-term credits as are necessary for the clearance of transactions, engaging in de-layed-delivery transactions, or purchasing certain futures and options), pro-vided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of owner-ship of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other in-struments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from pur-chasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Except for restriction (2), the foregoing restrictions and limitations will ap-ply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless oth-erwise indicated.

The foregoing fundamental investment policies, together with the investment ob-jective of the Fund, cannot be changed without approval by holders of a "major-ity of the Fund's outstanding voting shares." As defined in the Investment Com-pany Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the fundamental investment policies listed above, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by such instruments or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

(5) Purchase securities of companies for the purpose of exercising control.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Prospectus.

Investment in Fixed-Income Securities

As described in the Prospectus, the Fund invests primarily in a diversified portfolio of investment grade quality, fixed-income securities of varying matu-rities. Investment grade quality bonds are fixed income securities which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard & Poor's Corporation ("S&P"), or by Fitch, Inc. ("Fitch") or are unrated fixed-income securities which, in the opinion of Nuveen Institutional Advisory Corp. ("NIAC"), are of comparable quality to bonds rated within the four highest grades by Moody's, S&P or Fitch. The Fund may also invest up to 35% of its net assets in a combination of (a) fixed-income securities that are rated B or BB (below investment grade) or in unrated securities judged by NIAC to be of com-parable quality; or (b) other securities that have predominantly fixed-income characteristics, such as preferred stock. The Fund may also invest up to 20% of its net assets in U.S. dollar-denominated fixed-income securities of foreign issuers whose headquarters are located in a country that (i) has sovereign debt rated investment grade quality by Moody's, S&P or Fitch or (ii) is a member of the Organization for Economic Cooperation and Development. Lastly, the Fund may invest in temporary investments as described below. See Appendix A for more in-formation about ratings by Moody's, S&P or Fitch.

NIAC pursues a value oriented investment process for selecting securities by seeking to identify securities whose current yields, prices, credit quality and future prospects will provide, in NIAC's opinion, an attractive yield and fu-ture appreciation potential. Securities that are undervalued or that represent undervalued market sectors are securities that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Securities of particu-lar types or purposes may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of securities of the market sector for reasons that do not apply to the particular securities that are considered undervalued. The Fund's investment in undervalued securities will be based on NIAC's belief that their prices should ultimately reflect their true value. In seeking undervalued securities, the Fund may purchase underrated securities. Underrated securities are those whose ratings do not, in NIAC's opinion, reflect their true value. Such securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons.

In general, fixed-income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government secu-rities"); corporate debt securities (other than convertible securities) and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participa-tions; delayed funding loans and revolving credit facilities; bank certifi-cates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational en-tities; and similar instruments. Fixed income securities may have fixed, vari-able, or floating rates of interest. The Fund may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. The Fund may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests. Some of the fixed income securities in which the Fund may invest are described in further detail below.

Loan Participations
The Fund may invest in loan participations, which may have speculative charac-teristics, when the portfolio manager believes such investments offer the pos-sibility of long-term appreciation in value. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities that operate in a variety of industries and geographic re-gions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securi-ties may be reduced, deferred, suspended, or eliminated and may have the fur-ther consequence that principal payments may likewise be reduced, deferred, suspended or canceled, causing the loss of the entire amount of the invest-ment. In addition, most loan participations are illiquid. To the extent that loan participations are deemed to be illiquid, they will be subject to the Fund's 15% restriction on investments in illiquid securities.

Loans in which the Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate of-fered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certifi-cate of Deposit rate or other base lending rates used by commercial lenders. The loans typically have the most senior position in a borrower's capital structure, although some loans may hold an equal ranking with other senior se-curities of the borrower. Although the loans generally are secured by specific collateral, the Fund may invest in loans which are not secured by any collat-eral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. The collateral underlying a collateralized loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligation under a loan. The
Fund is not subject to any restrictions with respect to the maturity of the loans in which it purchases participation interests.

The loans in which the Fund will purchase participation interests generally are not rated by nationally recognized statistical rating organizations. Rat-ings of other securities issued by a borrower do not necessarily reflect ade-quately the relative quality of a borrower's loans. Therefore, although the portfolio manager may consider such ratings in determining whether to invest in a partic-ular loan, such ratings will not be the determinative factor in the portfolio manager's analysis.

The loans are not readily marketable and may be subject to restrictions on re-sale. Participation interests in the loans generally are not listed on any na-tional securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the portfolio manager's opinion, should enhance the relative liquidity of such interests.

When acquiring a loan participation, the Fund will have a contractual relation-ship only with the lender (typically an entity in the banking, finance or fi-nancial services industries), not with the borrower. The Fund has the right to receive payments of principal and interest to which it is entitled only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing loan partici-pations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participa-tion. In the event of insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of such lender, and may not bene-fit from any set-off between such lender and the borrower.

Non-Investment Grade Debt Securities ("Junk Bonds")
The Fund may invest in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are re-garded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities rat-ings.

(1) Effect of Interest Rates and Economic Changes. The junk bond market is rel-atively new and its growth has paralleled a long economic expansion. As a re-sult, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the mar-ket values of junk bond securities tend to reflect individual corporate devel-opments to a greater extent than do the market values of higher rated securi-ties, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic condi-tions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an eco-nomic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securi-ties, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in the reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower in-terest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to re-flect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a prelimi-nary indicator of investment quality. Investments in junk bonds will depend more upon NIAC's credit analysis than investments in investment grade debt se-curities. NIAC employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts, pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NIAC monitors the Fund's investments on an ongoing basis and carefully evaluates whether to dispose of or to retain junk bond se-curities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such secu-rities. Not all dealers maintain markets in all junk bond securities. As a re-sult, there is no established retail secondary market for many of these securi-ties. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an ad-verse impact on the market price of the security. The lack of a liquid second-ary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamen-tal analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Pass-Through Securities
The Fund may invest in various fixed-income obligations backed by a pool of mortgages or other assets. The pass-through securities in which the Fund may invest are each described below.

(1) "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal Na-tional Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corpo-ration (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mort-gages. Prepayments by borrowers on underlying obligations can alter the effec-tive maturity of these instruments.

(2) "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mort-gages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the im-pact of changing prepayment rates on these securities' effective maturities is magnified.

(3) "Commercial mortgage-backed securities" are backed by mortgages of commer-cial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans gen-erally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mort-gage loans. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the under-lying mortgage loans, including the effects of local and other economic condi-tions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

(4) "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or partici-pations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments, which can change the securities' ef-fective maturities.

(5) Other Mortgage-Related Securities. The Fund may invest in real estate in-vestment conduits which are issued in portions or tranches with varying maturi-ties and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal pay-ments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages, which will substantially reduce or eliminate interest payments.

Inflation-Indexed Bonds
The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities, or by private corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based upon an inflation adjusted principal value. For ex-ample, in a period of falling inflation, principal value will be adjusted down-ward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for infla-tion) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other Considerations
Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legisla-tures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a re-sult of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its securities may be materi-ally affected.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of the Fund to meet its long-term investment objectives and preserve the asset value of the Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. For further information, see "Cash Equivalents and Short-Term Investments" below.

Cash Equivalents and Short-Term Investments

Short-Term Fixed Income Securities
The Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term, high quality fixed-income securities having a maturity of one year or less. Short-term fixed income securities are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. govern-ment agency securities include securities issued by (a) the Federal Housing Ad-ministration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage As-sociation, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal Na-tional Mortgage Association, whose securities are supported by the discretion-ary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or in-strumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumen-talities do not guarantee the market value of their securities, and consequent-ly, the value of such securities may fluctuate. In addition, the Fund may in-vest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the ex-tent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal interna-tional lenders and the political constraints to which it may be subject.

(2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount de-posited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Bankers' acceptances which are short-term credit instruments used to fi-nance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4) Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultane-ously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repur-chase agreement provides that the Fund is entitled to sell the underlying col-lateral. If the value of the collateral declines after the agreement is en-tered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio man-ager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfo-lio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Commercial paper, which are short-term unsecured promissory notes, includ-ing variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements be-tween the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the cor-poration's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay prin-cipal and interest on demand. The Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch.

Duration and Portfolio Maturity

In administering the Fund's investments, the NIAC currently intends that the average portfolio duration of the Fund will normally vary within a three- to six-year time frame based upon NIAC's forecast for interest rates. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the av-erage time required to receive all cash flows associated with those debt secu-rities--representing payments of principal and interest--by considering the timing, frequency and amount of payment expected from each portfolio debt se-curity. The higher the duration, the greater the gains and losses when inter-est rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

NIAC may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, NIAC may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if NIAC intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt in-struments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the secu-rity give the issuer of the security the right to call the security prior to maturity. Second, NIAC may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if NIAC wants to lengthen the duration of the Fund's bond position, it could pur-chase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, NIAC may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

Weighted average maturity is another indicator of potential volatility used by NIAC with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

The Fund buys bonds with different maturities in pursuit of its investment ob-jective, but maintains under normal market conditions an investment portfolio with an overall weighted average effective maturity of 5 to 10 years. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, an adjustable coupon, or a prepayment schedule or expected prepayment rate, but not a call provision) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise compa-rable bond. For example, a mortgage-backed security with a 30-year stated matu-rity but structured to have an expected maturity of 7 years will generally ex-perience price changes due to market interest rate movements similar to an or-dinary bond with a 7-year maturity. Consequently, the Fund portfolio's average stated maturity could be significantly longer than 10 years but, because its average effective maturity will be less than 10 years, Fund shares should under normal market conditions experience price volatility similar to an ordinary bond with a stated maturity of less than 10 years. It is possible that, if mar-ket interest rates were to rise rapidly and substantially, the Fund will expe-rience somewhat more volatility than a bond with a stated maturity of less than 10 years.

The policy of having a weighted average portfolio effective maturity of 5 to 10 years will not limit the effective maturity of any particular bond, and one or more portfolio bonds may have effective maturities less than 5 years or greater than 10 years so long as the weighted average effective maturity remains be-tween 5 and 10 years.

The average effective maturity policy will apply at all times, even though changes to the average effective maturity may result from market changes inde-pendent of any portfolio changes. For example, if the average effective maturity rises above 10 years not because of portfolio changes but rather because market changes have lengthened the effective maturi-ties of certain bonds in the portfolio, the adviser will promptly adjust the portfolio to bring the average below 10 years. The average effective maturity may occasionally fall below 5 years during a temporary defensive period in re-sponse to adverse market conditions, or because cash on hand awaiting invest-ment in long-term bonds is invested in short-term securities which tend to lower the portfolio's overall average effective maturity.

Hedging Strategies

General Description of Hedging Strategies
The Fund may engage in hedging activities. NIAC may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (some-times referred to as "futures"), interest rate swaps, forward contracts, and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the invest-ments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securi-ties or creating or altering exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to in-vest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Ex-change Act (the "CEA"), the notice of eligibility for the Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. The Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's net assets. In addition, the Fund will not enter into futures con-tracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Options
The Fund may use options for any lawful purpose consistent with its respective investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exer-cise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as debt securities, commodities, and indices of debt securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European-, American- and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exer-cisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase and write put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the pre-mium received for writing the option. If the security appreciates to a price higher than the exercise price of the call option, however, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the se-curity at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options writ-ten by the Fund would be considered illiquid to the extent described under "Other Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security depreciates to a price lower than the exer-cise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the histori-cal price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relation-ship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a clos-ing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expira-tion.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the ex-change on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are con-tracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guaran-tee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exer-cise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected bene-fit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed op-tions depends upon the existence on a liquid market for such instruments. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assur-ance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter par-ty, or by a transaction in the secondary market if any such market exists. Al-though the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions, there is no as-surance that the Fund will in fact be able to close out OTC options at favora-ble prices prior to expiration. In the event of insolvency of the counter par-ty, the Fund may be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transac-tion for an option it had purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The Fund also may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. An imperfect correlation be-tween the options and securities markets may detract from the effectiveness of attempted hedging. For instance, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an in-dex, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indexes. It is also possible that there may be a negative correlation between the index and the Fund's se-curities which would result in a loss on both such securities and the options on indexes acquired by the Fund. The purchase of index options also involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Federal Income Tax Treatment of Options
In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, certain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax pur-poses in accordance with the 60%/40% rule discussed above even though the po-sition has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a desig-nation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the securities markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund, to manage risk or for other purposes permissible under the CEA. The Fund's hedg-ing may include sales of Futures as an offset against the effect of expected declines in the prices of securities and purchases of Futures as an offset against the effect of expected increases in the prices of securities. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are stan-dardized as to maturity date and underlying financial instrument. The princi-pal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures ex-changes and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a par-ticular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In comput- ing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a pur-chase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures

Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying finan-cial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the Nasdaq-100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Interest Rate Swaps
The Fund may also utilize interest rate swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate interest payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with re-spect to more than 25% of its total assets. The Fund will segregate liquid as-sets of any type of any grade to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Options on Futures
The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strat-egies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securi-ties or indexes. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's se-curities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are delivera-ble upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, howev-er, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NIAC's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. For additional information see "Futures Con-tracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures con-tracts might not correlate perfectly with movements in the prices of the in-vestments being hedged. For example, all participants in the futures and op-tions on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts po-sitions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instru-ments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit re-quirements in the futures markets, there might be increased participation by speculators in the futures markets. This participation also might cause tempo-rary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year to the extent that such Futures Contracts are held as stock in trade or inventory of the Fund (such Futures Contracts are referred to as the "Excepted Futures Contracts"), as well as gains and losses actually re-alized during the year. Except for transactions in Excepted Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to an Excepted Futures Contract is consid-ered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Excepted Futures Contract. Under certain circumstances, the recognition of losses may be required to be deferred to a later taxable year.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considera-tions as described below. The specific risks pertaining to certain types of de-rivative instruments are described herein.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clear-ing agency, which is the issuer or counterparty to each exchange-traded instru-ment, provides a guarantee of performance. For privately-negotiated instru-ments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could re-sult in a loss of the expected benefit of the derivative transactions and pos-sibly other losses to the Fund. The Fund will enter into transactions in deriv-ative instruments only with counterparties that their respective portfolio man-ager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the under-lying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a de-rivative instrument used in a short hedge (such as writing a call option, buy-ing a put option or selling a futures contract) increased by less than the de-cline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the in-vestments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using in-struments on indices will depend, in part, on the degree of correlation be-tween price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If the Fund is unable to close out its po-sitions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. The Fund's ability to sell or close out a position in an instru-ment prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willing-ness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. De-spite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus cre-ating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Other Investment Policies and Techniques

Illiquid Securities
The Fund may invest in illiquid securities (i.e., securities that are not read-ily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid and repur-chase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has dele-gated to NIAC the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibil-ity for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed NIAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time nor-mally needed to dispose of the security, and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration state-ment. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it de-cided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appre-ciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Dollar Roll Transactions
The Fund may enter into "dollar roll" transactions, which involve the sale of pass-through securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

When-Issued Securities
The Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period be-tween the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Such risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-is-sued basis.

The Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the secu-rities held in the separate account (described above), sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

Foreign Securities
The Fund may invest up to 20% of its net assets in foreign securities denomi-nated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments. Foreign securities are affected by the fact that in many countries there is less pub-licly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; currency exchange rate fluctuations; withholding taxes on dividends and inter-est; less extensive regulation of foreign brokers, securities markets and is-suers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Lending of Portfolio Securities
The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Under normal market conditions, the Fund expects annual portfolio turnover to be relatively low in order to reduce trading costs and realization of taxable capital gains. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased trad-ing costs and could result in the payment by shareholders of increased taxes on realized investment gains. Due, in part, to higher than average redemptions, the portfolio turnover rate for the fiscal year ended September 30, 2001 was 120%. The Fund expects redemptions to be more typical for the current fiscal year. Accordingly, the Fund expects the portfolio turnover rate for the current fiscal year to be less than 100%.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, one of whom is an "interested person" (as the term "interested person" is defined in the Investment Company Act of 1940) and six of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

---------------------------------------------------------------------------------------------
                            Date of           Position and             Principal Occupations
      Name and Address       Birth         Offices with Trust         During Past Five Years
---------------------------------------------------------------------------------------------
 Timothy R. Schwertfeger*   3/28/49  Chairman, President and Trustee Chairman (since July
 333 West Wacker Drive                                               1996) and Director,
 Chicago, IL 60606                                                   formerly Executive Vice
                                                                     President, of The John
                                                                     Nuveen Company (from
                                                                     March 1992 to July 1996)
                                                                     and of Nuveen
                                                                     Investments; Director
                                                                     and Chairman (since July
                                                                     1996), formerly
                                                                     Executive Vice President
                                                                     (from May 1994 to July
                                                                     1996) of Nuveen
                                                                     Institutional Advisory
                                                                     Corp. and Nuveen
                                                                     Advisory Corp.; Chairman
                                                                     and Director (since
                                                                     January 1997) of Nuveen
                                                                     Asset Management, Inc.;
                                                                     Director (since 1996) of
                                                                     Institutional Capital
                                                                     Corporation; Chairman
                                                                     and Director of
                                                                     Rittenhouse Financial
                                                                     Services Inc. (since
                                                                     1999); Chief Executive
                                                                     Officer (since September
                                                                     1999) of Nuveen Senior
                                                                     Loan Asset Management
                                                                     Inc.

---------------------------------------------------------------------------------------------
 James E. Bacon             2/27/31  Trustee                         Business consultant;
 89 Cross Highway                                                    retired. Formerly,
 Redding, CT 06896                                                   Director Lone Star
                                                                     Industries, Inc. (1992-
                                                                     1999).

---------------------------------------------------------------------------------------------
 William E. Bennett         10/16/46 Trustee                         Retired, previously
 55 West Monroe Street                                               President and C.E.O. of
 Chicago, IL 60606                                                   Draper & Kramer, Inc.
                                                                     (real estate).

---------------------------------------------------------------------------------------------
 Jack B. Evans              10/22/48 Trustee                         President, The Hall-
 115 Third Street, S.E.                                              Perrine Foundation, a
 Cedar Rapids, IA 52401                                              private philanthropic
                                                                     corporation (since
                                                                     1996); formerly
                                                                     President and Chief
                                                                     Operating Officer, SCI
                                                                     Financial Group, Inc.,
                                                                     (a regional financial
                                                                     services firm).

---------------------------------------------------------------------------------------------
 William L. Kissick         7/29/32  Trustee                         Professor, School of
 University of Pennsylvania                                          Medicine and the Wharton
 3641 Locust                                                         School of Management and
 Philadelphia, PA 19104                                              former Chairman, Leonard
                                                                     Davis Institute of
                                                                     Health Economics,
                                                                     University of
                                                                     Pennsylvania.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                            Date of          Position and            Principal Occupations
      Name and Address       Birth        Offices with Trust        During Past Five Years
-------------------------------------------------------------------------------------------
 Thomas E. Leafstrand       11/11/31 Trustee                       Retired, previously,
 412 W. Franklin                                                   Vice President in charge
 Wheaton, IL 60187                                                 of Municipal
                                                                   Underwriting and Dealer
                                                                   Sales at The Northern
                                                                   Trust Company.

-------------------------------------------------------------------------------------------
 Sheila W. Wellington       2/24/32  Trustee                       President (since 1993)
 120 Wall Street, 5th Floor                                        of Catalyst (a not-for-
 New York, NY 10005                                                profit organization
                                                                   focusing on women's
                                                                   leadership development
                                                                   in business and the
                                                                   professions).

-------------------------------------------------------------------------------------------
 Peter H. D'Arrigo          11/28/67 Vice President and Treasurer  Vice President of Nuveen
 333 West Wacker Drive                                             Investments (January
 Chicago, IL 60606                                                 1999); prior thereto,
                                                                   Assistant Vice President
                                                                   (January 1997);
                                                                   formerly, Associate of
                                                                   Nuveen Investments; Vice
                                                                   President and Treasurer
                                                                   (since September 1999)
                                                                   of Nuveen Senior Loan
                                                                   Asset Management Inc;
                                                                   Chartered Financial
                                                                   Analyst.

-------------------------------------------------------------------------------------------
 Michael S. Davern          6/26/57  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                             Advisory Corp. (since
 Chicago, IL 60606                                                 January 1997); prior
                                                                   thereto, Vice President
                                                                   and Portfolio Manager
                                                                   (since September 1991)
                                                                   of Flagship Financial.

-------------------------------------------------------------------------------------------
 Susan M. DeSanto            9/8/54  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                             Advisory Corp. (since
 Chicago, IL 60606                                                 August 2001);
                                                                   previously, Vice
                                                                   President of Van Kampen
                                                                   Investment Advisory
                                                                   Corp. (since 1998);
                                                                   prior thereto, Assistant
                                                                   Vice President of Van
                                                                   Kampen Investment
                                                                   Advisory Corp. (since
                                                                   1994).

-------------------------------------------------------------------------------------------
 Lorna C. Ferguson          10/24/45 Vice President                Vice President of Nuveen
 333 West Wacker Drive                                             Investments; Vice
 Chicago, IL 60606                                                 President (since January
                                                                   1998) of Nuveen Advisory
                                                                   Corp. and Nuveen
                                                                   Institutional Advisory
                                                                   Corp.

-------------------------------------------------------------------------------------------
 William M. Fitzgerald       3/2/64  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                             Advisory Corp. (since
 Chicago, IL 60606                                                 December 1995);
                                                                   Assistant Vice President
                                                                   of Nuveen Advisory Corp.
                                                                   (from September 1992 to
                                                                   December 1995);
                                                                   Chartered Financial
                                                                   Analyst.

-------------------------------------------------------------------------------------------
 Stephen D. Foy             5/31/54  Vice President and Controller Vice President of Nuveen
 333 West Wacker Drive                                             Investments; Vice
 Chicago, IL 60606                                                 President (since
                                                                   September 1999) of
                                                                   Nuveen Senior Loan Asset
                                                                   Management Inc.;
                                                                   Certified Public
                                                                   Accountant.

-------------------------------------------------------------------------------------------
 J. Thomas Futrell           7/5/55  Vice President                Vice President of Nuveen
 333 West Wacker Drive                                             Advisory Corp.;
 Chicago, IL 60606                                                 Chartered Financial
                                                                   Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         Date of    Position and        Principal Occupations
    Name and Address      Birth  Offices with Trust    During Past Five Years
-------------------------------------------------------------------------------
 Richard A. Huber        3/26/63 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Institutional Advisory
 Chicago, IL 60606                                   Corp. (since March 1998)
                                                     and Nuveen Advisory Corp.
                                                     (since January 1997);
                                                     prior thereto, Vice
                                                     President and Portfolio
                                                     Manager of Flagship
                                                     Financial.
-------------------------------------------------------------------------------

 Steven J. Krupa         8/21/57 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp.
 Chicago, IL 60606
-------------------------------------------------------------------------------

 David J. Lamb           3/22/63 Vice President      Vice President (since
 333 West Wacker Drive           (Since 2000)        March 2000) of Nuveen
 Chicago, IL 60606                                   Investments, previously
                                                     Assistant Vice President
                                                     (since January 1999),
                                                     prior thereto, Associate
                                                     of Nuveen Investments;
                                                     Certified Public
                                                     Accountant.

-------------------------------------------------------------------------------
 Larry W. Martin         7/27/51 Vice President and  Vice President, Assistant
 333 West Wacker Drive           Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                   General Counsel of Nuveen
                                                     Investments; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.; Vice President and
                                                     Assistant Secretary (since
                                                     January 1997) of Nuveen
                                                     Asset Management, Inc.;
                                                     Assistant Secretary of The
                                                     John Nuveen Company; Vice
                                                     President and Assistant
                                                     Secretary (since September
                                                     1999) of Nuveen Senior
                                                     Loan Asset Management Inc.

-------------------------------------------------------------------------------
 Edward F. Neild, IV     7/7/65  Vice President      Vice President (since
 333 West Wacker Drive                               September 1996),
 Chicago, IL 60606                                   previously Assistant Vice
                                                     President (since December
                                                     1993) of Nuveen Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Vice
                                                     President (since September
                                                     1996), previously
                                                     Assistant Vice President
                                                     (since May 1995) of Nuveen
                                                     Institutional Advisory
                                                     Corp., Portfolio Manager
                                                     prior thereto; Chartered
                                                     Financial Analyst.

-------------------------------------------------------------------------------
 Thomas C. Spalding, Jr. 7/31/51 Vice President      Vice President of Nuveen
 333 West Wacker Drive                               Advisory Corp. and Nuveen
 Chicago, IL 60606                                   Institutional Advisory
                                                     Corp.; Chartered Financial
                                                     Analyst.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Date of      Position and         Principal Occupations
   Name and Address     Birth    Offices with Trust     During Past Five Years
-------------------------------------------------------------------------------
 Gifford R. Zimmerman  9/9/56  Vice President and      Vice President,
 333 West Wacker Drive         Secretary               Assistant Secretary and
 Chicago, IL 60606                                     Associate General
                                                       Counsel, previously
                                                       Assistant General
                                                       Counsel of Nuveen
                                                       Investments; Vice
                                                       President, General
                                                       Counsel and Assistant
                                                       Secretary of Nuveen
                                                       Advisory Corp. and
                                                       Nuveen Institutional
                                                       Advisory Corp.;
                                                       Assistant Secretary of
                                                       The John Nuveen Company;
                                                       Vice President and
                                                       Assistant Secretary
                                                       (since September 1999)
                                                       of Nuveen Senior Loan
                                                       Asset Management Inc.;
                                                       Chartered Financial
                                                       Analyst.
-------------------------------------------------------------------------------

William L. Kissick and Timothy R. Schwertfeger serve as members of the Execu-tive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust are trustees of 15 open-end and closed-end funds ad-vised by NIAC and two funds advised by Nuveen Senior Loan Asset Management Inc. ("NSLAM"). None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, NIAC, NSLAM, Nuveen or their affiliates.

Mr. Schwertfeger is a director or trustee, as the case may be, of 104 Nuveen open-end and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" during the Trust's fiscal year ended September 30, 2001, and the total compensation that the Nuveen Funds paid to such trustees during the one year period ended September 30, 2001. The Trust has no retirement or pension plans. The officers and the trustee affili-ated with Nuveen serve without any compensation from the Trust.

                                       Aggregate         Total Compensation
                                      Compensation       From Trust and Fund
        Name of Trustee             from the Fund(1) Complex Paid to Trustees(2)
        --------------------------- ---------------- ---------------------------
        James E. Bacon.............       $268                 $47,000
        William E. Bennett(/3/)....       $144                 $23,000
        Jack B. Evans..............       $268                 $47,000
        William L. Kissick.........       $268                 $47,000
        Thomas E. Leafstrand.......       $568                 $49,600
        Sheila W. Wellington.......       $268                 $47,000

--------
(1) The compensation paid to the independent trustees for the fiscal year ended September 30, 2001 for services to the Fund.
(2) Based on the compensation paid to the independent trustees for the fiscal year ended September 30, 2001 for services to the fourteen open-end and closed-end funds advised by NIAC and two funds advised by NSLAM.
(3) Mr. Bennett was appointed to the Board on January 31, 2001.

Each trustee who is not affiliated with NIAC receives a $35,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as in-vestment adviser or manager and a $1,000 fee per day plus expenses for atten-dance at all meetings held on a day on which a regularly scheduled Board meet-ing is held, a $500 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends, and $200 fee per day plus expenses for attendance in per-son or by telephone at a meeting of the Dividend and Valuation Committee. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen or its affiliates.

The John Nuveen Company ("JNC") maintains its charitable contributions programs to encourage the active support and involvement of individuals in the civic ac-tivities of their community. These programs include a matching contributions program and a direct contributions program.

The independent trustees of the funds managed by the NIAC are eligible to par-ticipate in the charitable contributions program of JNC. Under the matching program, JNC will match the personal contributions of a trustee to Sec-tion 501(c)(3) organizations up to an aggregate maximum amount of $10,000 dur-ing any calendar year. Under its direct (non-matching) program, JNC makes con-tributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of JNC.

The independent trustees are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the trustees, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by JNC under the direct program is made solely at the discretion of the Corporate Contributions Commit-tee.

As of January 2, 2002, the officers and directors of the Fund, in the aggre-gate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of January 2, 2002, is known by the Fund to own of record or beneficially 5% or more of any class of the Fund's shares.

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
Nuveen Income Fund
 Class A Shares................ NFSC FEBO W 75-045233                   18.41%
                                Geoffrey S. Kessler
                                345 Montgomery Street
                                San Francisco, CA 94104
                                Wexford Clearing Services Corp. FBO      8.56%
                                Richard G. Russell
                                108 Daybreak Ln.
                                Southport, CT 06490-1069

                                Merrill Lynch, Pierce, Fenner & Smith   36.81%
                                For the benefit of its customers,
                                Attn Fund Admin/9eec7,
                                4800 Deer Lake Dr E., FL 3,
                                Jacksonville, FL 32246-6484

                                                                      Percentage
                                                                      of Record
Name of Fund and Class                Name and Address of Owner       Ownership
----------------------                -------------------------       ----------
 Class B Shares................ Peter J. Lobello                        17.70%
                                Peter Alpittees
                                Augusta and Carlo Migliaccio, LIV TRU
                                U/A 3/24/99
                                654A Godwin Ave.
                                Midland Park, NJ 07432
                                Merrill Lynch, Pierce, Fenner & Smith   19.26%
                                For the benefit of its customers
                                Attn: Fund Admin/9EEC8
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares................ Merrill Lynch, Pierce, Fenner & Smith   39.93%
                                For the benefit of its customers
                                Attn: Fund Admin/ 9EEC9,
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
                                William J. Ragen TTEE                   27.01%
                                WRL INC Profit Sharing Plan
                                Attn. Fund Admin/GEEC9
                                111 W. Jackson Blvd.
                                Suite 1144
                                Chicago, IL 60604
 Class R Shares................ American Express Trust Co.              87.46%
                                American Express Trust RET SER PL
                                C/O Pat Brown
                                50534 AXP Financial Center
                                Minneapolis, MN 55474

                                  FUND MANAGER

Fund Manager
Nuveen Institutional Advisory Corp. ("NIAC"), acts as the manager of the Fund, with responsibility for the overall management of the Fund. NIAC is a Delaware corporation and its address is 333 West Wacker Drive, Chicago, Illinois 60606. NIAC is responsible for managing the Fund's business affairs, providing day-to-day administrative services to the Fund, and managing the Fund's investment portfolio. For additional information regarding the management services per-formed by NIAC, see "Who Manages the Fund" in the Prospectus.

NIAC is a wholly owned subsidiary of JNC. Nuveen, 333 West Wacker Drive, Chi-cago, Illinois 60606, is the principal underwriter of the Fund's shares. Nuveen is a Delaware corporation and is sponsor of the Nuveen Defined Portfo-lios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of JNC which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through sub-sidiaries.

For the fund management services and facilities furnished by NIAC, the Fund has agreed to pay an annual management fee at rates set forth in the Prospec-tus. All fees and expenses are accrued daily and deducted before payment of dividends to investors. In addition to the fee paid to NIAC and the distribu-tion and service fees paid to Nuveen, the Fund is responsible for its own ex-penses that are not covered under such agreements, including, without limita-tion: custodial, transfer agent, accounting and legal fees; interest charges; brokerage commissions; the Trust's general administrative expenses; and ex-traordinary expenses. In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund from its incep-tion date of November 30, 1998, through July 31, 2002, in order to prevent to-tal operating expenses (excluding distribution or service fees, and extraordi-nary expenses) from exceeding .80% of the average daily net asset value of any class of shares of the Fund. The expense limitation may be waived at any time. The following table sets forth the management fees (net of expenses reimburse-ments) paid by the Fund and the fees waived and expenses reimbursed by NIAC for the three most recent fiscal years.


                         Amount of Management Fees (Net of Amount of Fees Waived and
                         Expense Reimbursements by NIAC)   Expenses Reimbursed by NIAC
                         ----------------------------------------------------------------
                         11/30/98                          11/30/98
                         (Inception)-  10/1/99-  10/1/00-  (Inception)- 10/1/99- 10/1/00-
                         9/30/99       9/30/00   9/30/01   9/30/99      9/30/00  9/30/01
                         ------------- -------------------------------- -------- --------
Nuveen Income Fund......     $         0 $         $0        $91,8170   $163,447 $186,105

The Fund, the other Nuveen funds, NIAC and other related entities have adopted codes of ethics which essentially prohibit all Nuveen fund management person-nel, including Nuveen fund portfolio managers, from engaging in personal in-vestments which compete or interfere with, or attempt to take advantage of a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

                            PORTFOLIO TRANSACTIONS

NIAC is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the prin-cipal dealers in such securities, unless it appears that a better price or ex-ecution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund expects that substantially all portfolio transactions will be ef-fected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. For the fiscal years ended September 30, 1999, 2000 and 2001, the Fund did not pay any brokerage commissions. Pur-chases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtain-able, it will be the practice of the Fund to select dealers which, in addi-tion, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NIAC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NIAC's own research efforts, the receipt of research information is not expected to re-duce significantly NIAC's expenses. While NIAC will be primarily responsible for the placement of the business of the Fund the policies and practices of NIAC in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

NIAC reserves the right to, and does, manage other investment accounts and in-vestment companies for other clients, which may have investment objectives similar to the Fund's. Subject to applicable laws and regulations, NIAC will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever de-cisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NIAC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.


                                NET ASSET VALUE

The Fund's net asset value per share is determined separately for each class of shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Ex-change is not open for trading on New Year's Day, Washington's Birthday, Mar-tin Luther King's birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share of a class is calculated by taking the value of the pro rata portion of the Fund's total assets attributable to that class, including interest or dividends ac-crued but not yet collected, less all liabilities attributable to that class (including the class' pro rata portion of the Fund's liabilities), and divid-ing by the total number of shares of that class outstanding. The result, rounded to the nearest cent, is the net asset value per share of that class.
In determining net asset value, expenses are accrued and applied daily and se-curities and other assets for which market quotations are available are valued at market value. Preferred stock and other securities primarily traded on a securities exchange or Nasdaq are valued at the last sales price on the securities exchange or Nasdaq on which such securi-ties are principally traded; however, securities traded on a securities ex-change or Nasdaq for which there were no transactions on a given day or securi-ties not listed on a securities exchange or Nasdaq are valued at the most re-cent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which are expected to constitute a majority of the fixed-income securities held by the Fund) are valued at fair value as determined by the pricing service using methods that include consider-ation of the following: yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from securities dealers; and general market conditions. The pricing service may employ elec-tronic data processing techniques and/or a matrix system to determine valua-tions. Debt securities having remaining maturities of 60 days or less when pur-chased are valued by the amortized cost method when the Board of Trustees de-termines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisi-tion cost, and thereafter amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, re-stricted securities (securities which may not be publicly sold without regis-tration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspend-ed; debt securities that have gone into default and for which there is no cur-rent market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reason-ably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

Regardless of the method employed to value a particular security, all valua-tions are subject to review by the Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calcu-lated is significantly different from the previous day's calculated value.

If the Fund holds securities that are primarily listed on foreign exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corpora-tion, a non-U.S. person, a broker-dealer, or other investor with special cir-cumstances. In addition, this section does not describe your state, local or foreign taxes. As with any investment, you should consult your own tax profes-sional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Fund Status. The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended, as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay taxes on income.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

Distributions. Fund distributions are generally taxable. At the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your ac-tual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a de-ferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previ-ous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund, because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If You Sell or Redeem Shares. If you sell or redeem your shares, you will gen-erally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Taxation of Capital Gains and Losses. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for cer-tain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property ac-quired after December 31, 2000 with a holding period of more than five years. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding pe-riod for the asset is more than one year and is short-term if the holding pe-riod for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. In the case of capi-tal gain dividends, the determination of which portion of the capital gain div-idend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury. The tax rates for cap-ital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Internal Revenue Code treats cer-tain capital gains as ordinary income in special situations.

In-Kind Distributions. Under certain circumstances, as described in this pro-spectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution is subject to taxation and you will recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received.

Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Foreign Tax Credit. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Nuveen Income Fund Distributions

The Fund will pay monthly dividends to shareholders at a level rate that re-flects the past and projected net income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net income. To maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of net income earned in a particular pe-riod. This undistributed net income would be available to supplement future distributions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the income distributions paid by the Fund for any par-ticular monthly period may be more or less than the amount of net income actu-ally earned by the Fund during such period. Undistributed net income is in-cluded in the Fund's net asset value and, correspondingly, distributions from previously undistributed net income are deducted from the Fund's net asset val-ue. It is not expected that this dividend policy will impact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

The Fund may quote its yield, distribution rate, beta, average annual total re-turn or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.75%.

In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, the yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

                                                      Yield (As of 9/30/01)
                                                 -------------------------------
                                                 Class A Class B Class C Class R
                                                 ------- ------- ------- -------
Nuveen Income Fund..............................  5.09%   4.56%   4.52%   5.61%

The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. The distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The dis-tribution rate differs from yield and total return and therefore is not in-tended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise af-ter the bonds were purchased.

                                                          Distribution Rate (As
                                                               of 9/30/01)
                                                         -----------------------
                                                         Class Class Class Class
                                                         A     B     C     R
                                                         ----- ----- ----- -----
Nuveen Income Fund...................................... 6.16% 5.76% 5.74% 6.71%

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of the Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 4.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, oper-ating expenses and investment management. Any additional fees charged by a se-curities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset val-ue, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) mutual funds or mutual fund indexes as reported by Lipper Ana-lytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesen-berger Investment Companies Service ("Wiesenberger") and CDA Investment Tech-nologies, Inc. ("CDA") or similar independent services which monitor the per-formance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 In-dex, the Lehman Aggregate Bond Index, or unmanaged indices reported by Lehman Brothers. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, av-erage, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be consid-ered as representative of the performance of the Fund for any future period.

There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

The Fund commenced operations on November 30, 1998. The table below represents the investment returns for the specified period of the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the ap-plicable Contingent Deferred Sales Charge ("CDSC").

                                                 Average Annual     Cumulative
                                                  Total Return      Total Return
                                             ---------------------- ------------
                                                         11/30/98     11/30/98
                                             10/01/00- (inception)- (inception)-
                                              9/30/01    9/30/01      9/30/01
                                             --------- ------------ ------------
      Class ANAV............................  11.29%      5.54%        16.52%
      Class APOP............................   6.00%      3.74%        10.97%
      Class B...............................   6.49%      3.49%        10.21%
      Class C...............................  10.47%      4.83%        14.31%
      Class R...............................  11.91%      5.92%        17.71%

--------
Total returns reflect past performance and are not predictive of future re-sults.

The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term in-vestments with stable net asset values, fluctuating yields and special features enhancing liquidity.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and prefer-ences.

Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administra-tion expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the dif-ferences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and post-age expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

Class A Shares

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example as-sumes a purchase on September 30, 2001 of Class A shares from the Fund aggre-gating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                                                        Income
                                                                        Fund
                                                                        -------
      Net Asset Value per share........................................ $ 19.40
      Per Share Sales Charge--4.75% of public offering price (5.00% of
       net asset value per share)......................................     .97
                                                                        -------
      Per Share Offering Price to the Public........................... $ 20.37
                                                                        -------
      Shares Outstanding (as of September 30, 2001).................... 370,720
                                                                        -------

The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connec-tion with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares and Class R Share Purchase Availability

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, another Nuveen Mutual Fund, a Nuveen exchange-traded fund, or of units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in the Fund's Prospectus. You or your financial advisor must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares that you wish to qualify for a re-duced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How You Can Buy and Sell Shares" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent that contains the same information and representations contained in the Appli-cation Form. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months to-wards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, a Nuveen Exchange-Traded Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial advisor, Nuveen will redeem an ap-propriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various municipal defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment re-quirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publi-cations in mailings to members and has agreed to comply with certain adminis-trative requirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $50 per share class per Fund provided that the group initially invests at least $3,000 in the Fund and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No par-ticipant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out the appropriate application materials, which the group ad-ministrator may obtain from the group's financial advisor, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds Subject to Merger or Closure
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation that the redemp-tion occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge with respect to the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  . investors purchasing $1,000,000 or more; Nuveen may pay Authorized Deal-ers on Class A sales of $1.0 million and above up to an additional 0.25% of the purchase amount;

  .  officers, trustees and former trustees of the Nuveen Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any eligible employer-sponsored qualified defined contribution retire-ment plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to pur-chase in the aggregate $500,000 or more of Fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to .75% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

Also, investors will be able to buy Class A shares at net asset value by using the proceeds of sales of Nuveen Exchange-Traded fund shares or the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide Nuveen appropriate documentation that the fund sale or Defined Portfolio termination/maturity occurred not more than one year prior to reinvestment. In addition, investors also may buy Class A shares at net asset value without a sales charge by directing their monthly dividends from Nuveen Exchange-Traded funds.

For investors that purchased Class A shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan described above or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commis-sion, a contingent deferred sales charge of .75% will be assessed on redemp-tions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial advisor must notify Nuveen or the Fund's trans-fer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immedi-ate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $10 million or more and for pur-chases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors and pen-sion, profit sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . officers, directors or bona fide employees of any investment advisory partner of Nuveen that provides sub-advisory services for a Nuveen prod-uct, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . any shares purchased by investors falling within any of the first five categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the same types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be pro-vided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen In-vestor Services toll-free at 800-257-8787.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for paying your financial advisor an ongoing sales commission. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of .75% plus an advance on the first year's annual service fee of .25%. See "Distribution and Service Plan."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of .75% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares re-deemed within six years of purchase, a CDSC is imposed, beginning at 5% for re-demptions within the first year, declining to 4% for redemp-tions within years two and three, and declining by 1% each year thereafter un-til disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and be-gins the first day of the month in which the order for investment is received. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases on net asset value above the initial purchase price. Nuveen receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account's net as-set value depending on the frequency of the plan as designated by the share-holder; (iv) involuntary redemptions caused by operation of law; (v) redemp-tions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of the Fund; and (viii) in whole or in part for redemptions of shares by share-holders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased un-der circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; and (x) redemptions of Class A, Class B or Class C Shares if the proceeds are transferred to an ac-count managed by another Nuveen Adviser and the adviser refunds the advanced service and distribution fees to Nuveen. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amend-ed.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess con-tribution. The CDSC will also be waived in connection with the following re-demptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy in-cluding, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege
You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 660086, Dallas, Texas 75266-0086. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value with-out a sales charge.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

The exchange privilege is not intended to permit the Fund to be used as a vehi-cle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best in-terest of the Fund, the Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refund-ed. The federal income tax consequences of any capital gain realized on a re-demption will not be affected by reinstatement, but a capital loss may be dis-allowed in whole or in part depending on the timing, the amount of the rein-vestment and the fund from which the redemption occurred.

Suspension of Right of Redemption
The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Redemption In Kind
The Fund has reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Fund has no present intention to redeem in kind. The Fund volun-tarily has committed to pay in cash all requests for redemption by any share-holder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the ninety-day period.

General Matters

The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in debt secu-rities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified media costs in-curred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisors who have sold Nuveen Fund shares and Nuveen Defined Portfolio units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Fund, and will not change the price an investor pays for shares or the amount that the Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisors and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Fund to meet these and other specific investor needs.

The Fund has authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other interme-diaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an autho-rized broker or, if applicable, a broker's authorized designee accepts the or-der. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an au-thorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

In addition, you may exchange Class R Shares of the Fund for Class A Shares of the Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

Shares will be registered in the name of the investor or the investor's finan-cial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good form from the fi-nancial advisor acting on the investor's behalf.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in the Fund, an account will be opened and maintained for you by J.P. Morgan Investor Services Co., the Fund's shareholder servicing agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. The Fund reserves the right to reject any pur-chase order and to waive or increase minimum investment requirements. A change in registration or transfer of shares held in the name of your financial advi-sor's firm can only be made by an order in good form from the financial advi-sor acting on your behalf.

A fee of 1% of the current market value of any shares represented by a certif-icate will be charged if the certificate is lost, stolen, or destroyed. The fee is paid to Seaboard Surety Company for insurance on the lost, stolen, or destroyed certificate.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use J.P. Morgan Investor Services Co. sub-accounting system to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or ac-counting other than the master account or sub-accounting service offered by J.P. Morgan Investor Services Co. will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust (the "Distribution Agreement"). Pursuant to the Distribution Agree-ment, the Trust appointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activi-ties incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional infor-mation to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of con-cessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares, but any amounts as to which a re-instatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for the Fund for the three most recent fiscal years. All figures are to the nearest thousand.

                                                                    Amount
                                   Amount of                       Retained                Amount of Compensation
                            Underwriting Commissions              by Nuveen            on Redemptions and Repurchases
                         ------------------------------ ------------------------------ ------------------------------
                         11/30/98                       11/30/98                       11/30/98
                         (inception)- 10/1/99- 10/1/00- (inception)- 10/1/99- 10/1/00- (inception)- 10/1/99- 10/1/00-
                         9/30/99      9/30/00  9/30/01  9/30/99      9/30/00  9/30/01  9/30/99      9/30/00  9/30/01
                         ------------ -------- -------- ------------ -------- -------- ------------ -------- --------
Nuveen Income Fund......     $16         $3      $21        $ 2        --       --         $ 1        $16      $29

                         DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under the Fund's Plan will be payable to reimburse Nuveen for services and expenses in-curred in connection with the distribution of Class B and Class C Shares, re-spectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of pre-paring, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under the Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

The Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. The Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the fiscal year ended September 30, 2001, the Fund incurred 12b-1 fees pursuant to its 12b-1 Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A Shares were paid out as compensation to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Dealers, all 12b-1 service fees col-lected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by Nuveen. After the first year following a purchase, 12b-1 service fees on Class B Shares and 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers.

                                                                      For the
                                                                      fiscal
                                                                    year ended
                                                                   September 30,
                                                                       2001
                                                                   -------------
Class A...........................................................    $10,100
Class B...........................................................     70,513
Class C...........................................................     10,641
                                                                      -------
  Total...........................................................    $91,254
                                                                      =======

Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their fiduciary duties under applica-ble law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.

          INDEPENDENT PUBLIC ACCOUNTANTS, CUSTODIAN AND TRANSFER AGENT

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements accompanying this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Fund is JPMorgan Chase Bank, P.O. Box 660086, Dallas, Texas 75266-0086. The custodian performs custodial, fund ac-counting and portfolio accounting services.

The Fund's transfer, shareholder services, and dividend paying agent is J.P. Morgan Investor Services Co., P.O. Box 660086, Dallas, Texas 75266-0086.

                              FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and the financial statements from such Annual Re-port are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

The Fund is a series of the Trust. The Fund is an open-end diversified manage-ment investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on August 20, 1998. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, the Fund is the only series authorized and outstanding and is divided into five classes of shares designated as Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class R Shares (Class D Shares are not currently offered). Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears dif-ferent class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of the Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder lia-bility is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust be-lieves the likelihood of the occurrence of these circumstances is remote.

                       APPENDIX A--RATINGS OF INVESTMENTS

Standard & Poor's Ratings Group--A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) fol-lows:

                              Issue Credit Ratings

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consid-eration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not per-form an audit in connection with any rating and may, on occasion, rely on unau-dited financial information. Credit ratings may be changed, suspended, or with-drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the rele-vant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term rat-ings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term issue credit ratings
Issue credit ratings are based, in varying degrees, on the following considera-tions:

  1. Likelihood of default--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typi-cally rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and hold-ing company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated "AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obli-gations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB', "B', "CCC', "CC' and "C' are regarded as having sig-nificant speculative characteristics. "BB' indicates the least degree of spec-ulation and "C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large un-certainties or major exposures to adverse conditions.

BB An obligation rated "BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B' is more vulnerable to nonpayment than obliga-tions rated "BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, finan-cial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic condi-tions to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to its financial commitment on the ob-ligation.

CC
     An obligation rated "CC' is currently highly vulnerable to nonpayment.

C
     A subordinated debt or preferred stock obligation rated "C' is CUR-RENTLY HIGHLY VULNERABLE to nonpayment. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed or simi-lar action taken, but payments on this obligation are being continued. A "C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
     An obligation rated "D' is in payment default. The "D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P be-lieves that such payments will be made during such grace period.

     The "D' rating also will be used upon the filing of a bankruptcy peti-tion or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of ex-pected returns which are not addressed in the credit rating.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1 A short-term obligation rated "A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's ca-pacity to meet its financial commitment on these obligations is ex-tremely strong.

A-2 A short-term obligation rated "A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic condi-tions than obligations in higher rating categories. However, the obli-gor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3' exhibits adequate protection pa-rameters. However, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces ma-jor ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C' is currently vulnerable to nonpay-ment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the ob-ligation.

D
     A short-term obligation rated "D' is in payment default. The "D' rat-ing category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, un-less S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bank-ruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key fac-tor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obliga-tions in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific is-sues. Foreign currency issuer ratings are also distinguished from local cur-rency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                  Long Term Ratings: Bonds and Preferred Stock

Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are pro-tected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fun-damentally strong position of such issues.

Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds and preferred stock which are rated A possess many favorable in-vestment attributes and are to be considered as upper-medium grade-ob-ligations. Factors giving security to principal and interest are con-sidered adequate, but elements may be present which suggest a suscep-tibility to impairment sometime in the future.

Baa Bonds and preferred stock which are rated Baa are considered as medi-um-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear ade-quate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
     Bonds and preferred stock which are rated Ba are judged to have specu-lative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
     Bonds and preferred stock which are rated B generally lack character-istics of the desirable investment. Assurance of interest and princi-pal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
     Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of dan-ger with respect to principal or interest.

Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in de-fault or have other marked shortcomings.

C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs them-selves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obliga-tion ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second ele-ment represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1
                 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly re-liable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
                 This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preced-ing group.

MIG 3/VMIG 3
                 This designation denotes acceptable credit quality. All secu-rity elements are accounted for but there is lacking the un-deniable strength of the preceding grades. Liquidity and cash-flow protection may be narrow, and market access for re-financing is likely to be less well-established.

SG           This designation denotes speculative-grade credit quality.
                 Debt instruments in this category may lack sufficient margins of protection.

Prime Rating System

Moody's short-term ratings are opinions of the ability of issuers to honor se-nior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or related) institutions have a superior ability to re-pay senior short-term debt obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability to re-pay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropri-ate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay senior short-term debt obligations. The effect of industry character-istics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate al-ternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc.--A brief description of the applicable Fitch, Inc. ("Fitch") rat-ings symbols and meanings (as published by Fitch) follows:


                           Long-Term Credit Ratings

Fitch credit ratings are an opinion on the ability of an entity or of a secu-rities issue to meet financial commitments, such as interest, preferred divi-dends, or repayment of principal, on a timely basis. Fitch credit ratings ap-ply to a variety of entities and issues, including but not limited to sover-eigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of get-ting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA'-"BBB' categories; short-term "F1'-"F3') indicate a relatively low probability of default, while those in the "specula-tive" or "non-investment grade" categories (international long-term "BB'-"D'; short-term "B'-"D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on "AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for "BBB' rated bonds was 0.35%, and for "B' rated bonds, 3.0%.


Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt na-ture or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their ex-perts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Fitch program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applica-ble program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

Investment Grade

AAA Highest credit quality. "AAA' ratings denote the lowest expecta-tion of credit risk. They are assigned only in case of exception-ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by fore-seeable events.

AA Very high credit quality. "AA' ratings denote a very low expecta-tion of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not signifi-cantly vulnerable to foreseeable events.

A High credit quality. "A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commit-ments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic condi-tions than is the case for higher ratings.

BBB Good credit quality. "BBB' ratings indicate that there is cur-rently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but ad-verse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse eco-nomic change over time; however, business or financial alterna-tives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for contin-ued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC' rating indi-cates that default of some kind appears probable. "C' ratings sig-nal imminent default.

DDD DD, D
            Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reor-ganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD' obli-gations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD' indicates poten-tial recoveries in the range of 50%-90%, and "D' the lowest recov-ery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obliga-tions. Entities rated "DDD' have the highest prospect for resumption of per-formance or continued operation with or without a formal reorganization process. Entities rated "DD' and "D' are generally under-going a formal reorganization or liquidation process; those rated "DD' are likely to satisfy a higher portion of their outstanding obligations, while en-tities rated 'D' have a poor prospect for repaying all obligations.

                           Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obliga-tions, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necesssary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial com-mitments, plus vulnerability to near-term adverse changes in fi-nancial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D           Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA' long-term rating category, to categories below "CCC', or to Short- term ratings other than "F1'.

"NR' indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                                                     EAI-IF 1-02

                                                                  NUVEEN
                                                                     Investments

Nuveen
 Income Fund

       ANNUAL REPORT SEPTEMBER 30, 2001
--------------------------------------------------------------------------------

For investors seeking attractive current income and capital preservation.

[PHOTO APPEARS HERE]

INVEST WELL

LOOK AHEAD

LEAVE YOUR MARK/SM/

--------------------------------------------------------------------------------

Less mail more freedom with online fund reports

There is a new way to receive your Nuveen Fund updates faster than ever. Nuveen now can link you with electronic versions of the important financial information we send you by regular mail.

By registering for online access via the internet, you will be able to view and save the Fund information you currently receive in the mail. This information can be stored on your computer and retrieved any time. In addition, you can select only the specific pages you want to view or print.

With this new service, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report - all you have to do is click your computer mouse on the internet address provided. You'll be saving time, as well as saving your Fund paper, printing and distribution expenses.

Registering for electronic access is easy and only takes a few minutes. (see below)

The e-mail address you provide is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.

Sign up today -- here's what you need to do...

================================================================================

If your Nuveen Fund dividends
are PAID TO YOUR BROKERAGE ACCOUNT,
follow the steps outlined below:

1. Go to www.investordelivery.com

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New Enrollment-Create screen. Once there, enter your e-mail address
   (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.

If your Nuveen Fund dividends
COME DIRECTLY TO YOU FROM NUVEEN,
follow the steps outlined below:

1. Go to www.nuveen.com

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your social security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel internet viewing.

Must be preceded by or accompanied by a prospectus.

-------------------------------------------------------------------------------

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

I am pleased to have this opportunity to report on the recent performance of your Nuveen Income Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive current income and capital preservation from a portfolio of investment grade bonds. Detailed information on your Fund can be found in the Portfolio Manager's Comments and the Fund Spotlight sections later in this report. I urge you to take the time to read them. In addition to providing you with a consistent income stream, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

Talk to Your Advisor about Diversification

As recent events have demonstrated, it's as important as ever to have a broadly diversified portfolio with a variety of investment types. If you have concerns about whether your portfolio is as diversified as it should be, now might be a good time to talk to your financial advisor.

Your advisor can give you more information about specific Nuveen investments as well as give you a prospectus, which you should read carefully before investing or sending money.

Invest Well. Look Ahead. Leave Your Mark.

Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments, such as the Nuveen Funds, to those seeking to accumulate and preserve wealth to establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
November 15, 2001

================================================================================

Dear Shareholder ................................  1
Portfolio Manager's Comments ....................  2
Fund Spotlight...................................  4
Portfolio of Investments ........................  5
Statement of Net Assets .........................  7
Statement of Operations .........................  8
Statement of Changes in Net Assets ..............  9
Notes to Financial Statements ................... 10
Financial Highlights ............................ 14
Report of Independent Public Accountants ........ 15
Fund Information ................................ 17

--------------------------------------------------------------------------------

Portfolio Manager's Comments

To help you understand Nuveen Income Fund's performance during the fiscal year ended September 30, 2001, we spoke with Rick Huber of Nuveen Investment Management, lead portfolio manager of the Fund.

Q. What were some of the most significant market conditions that affected fund performance during the period?

A. It was an extremely volatile 12 months for the bond markets. As the reporting period began, the economy was cooling and the stock market--led by technology and telecommunications companies--began a sharp descent. With economic growth threatened, the Federal Reserve started undoing its previous interest-rate hikes and started cutting rates aggressively. The rate cuts significantly helped the Treasury bond market as investors eagerly bought bonds with coupon rates higher than prevailing yields. Investors also participated in a "flight to quality" because of the unstable stock market. In other words, they were particularly attracted to highly rated bonds offering a measure of protection against falling investment values.

This situation changed somewhat as the period progressed, with lower-quality, higher-yielding bonds becoming more highly demanded as investors anticipated a future economic recovery. But the attacks of September 11 changed all that, and investors quickly returned to higher-quality investments. In addition to exacerbating economic weakness, the attacks reduced investors' appetite for risk and made it more difficult to find willing buyers for some corporate bonds-- especially those backed by weak credit profiles. Accordingly, the yield spread between higher-quality and lower-quality securities widened to levels not seen in a decade.

Q. How did the fund perform in light of these factors?

A. For the one-year period ended September 30, 2001, the fund's total return was
11.29 percent/1/. By comparison, the Lipper Intermediate Investment Grade Debt Funds category average/2/ returned 11.72 percent, while the Lehman Brothers U.S. Aggregate Bond Index/3/ returned 12.95 percent for the same period.

Q. To what do you attribute fund performance during the reporting period?

A. There were several reasons why fund performance lagged the Lipper category funds average as well as the Lehman index. First, results were hurt by our investment in a bond issue of Williams Communications, which suffered along with the rest of the telecommunications industry. This was our sole investment in the troubled telecommunications and broadband area of the economy. While the Williams bond issue was not an enormous drag on fund performance, it did cause us to lose some ground relative to our benchmark indices. The security is no longer in the portfolio.

Also affecting fund performance during the reporting period was our focus on maintaining a competitive distribution yield. The Income Fund is managed not only for total return but also for maximizing the fund's income stream. To generate a certain income level for shareholders, we actively sought out relatively high-yielding bonds. During much of the reporting period, however, investors' flight to quality meant that higher-yielding, lower-quality bonds were somewhat out of favor. This also served to suppress fund performance during the period.

Q. Given the rapidly changing market conditions, what strategies did you use to manage the fund?

A. Going into the beginning of the reporting period, we were looking forward to modest economic improvement. We thought the Fed, on the heels of six

1 Performance figures are quoted for Class A shares at net asset value. Comments cover the fund's fiscal year ended September 30, 2001.
2 The Lipper Peer Group returns represent the average annualized total return of the 300 funds in the Lipper Intermediate Investment Grade Debt Funds category for the fiscal year ended September 30, 2001. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.
3 The Lehman Brothers U.S. Aggregate Bond index covers the U.S. investment grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities and asset-backed securities.

--------------------------------------------------------------------------------

interest-rate hikes in 1999 and the first half of 2000, would eventually change course and start lowering rates modestly. So we structured the portfolio to take advantage of an expected flattening of the Treasury yield curve. Accordingly, we were substantially invested in longer bonds, seeking to take advantage of the relatively attractive yields they offered.

As a result of the deteriorating economy, however, the Fed acted to cut interest rates much more rapidly than expected, which widened the spreads between short and long bonds even further -- hurting relative fund performance during the first part of the period. In such an environment, we looked to invest in bonds with maturities in the 10- to 20-year range, which we believed offered the best value for shareholders -- and was indeed the case until the September 11 terrorist attacks, which sent the economy and the stock market tumbling once again.

The attacks served to further dampen the corporate bond market. During the first half of 2001, high-quality corporate securities performed strongest, while in the third quarter until September 11, the lower-quality portion of the fund helped drive our results. Fortunately, throughout the period we managed to avoid significant exposure to areas of the market that were especially hurt dramatically by the year-long economic slowdown -- industries such as telecommunications, broadband, and manufacturing.

Q. What do you see ahead for the bond market and the fund?

A. We see modest economic improvement ahead resulting from the substantial fiscal (increased spending and tax cuts) and monetary (interest-rate cuts) stimulus injected into the economy. Continued political uncertainty may continue to lead investors to the bond market -- particularly toward higher-quality and shorter-maturity investments. As mentioned earlier, yield spreads are now at very wide levels compared to historical norms. But if the economy and financial markets are restored to a more normal growth path, we'd expect these spreads to start contracting -- in which case we'd look to sell some of the fund's lower-quality securities and improve the fund's overall credit rating. As we await such a potential scenario, we'll continue to scrutinize the investments we own and seek to identify the best value we can for fund shareholders.

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

================================================================================

                   Growth of an Assumed $10,000 Investment4

                         [Mountain chart appears here]

                   Lehman Brothers     Nuveen Income     Nuveen Income
                   U.S. Aggregate       Fund (NAV)       Fund (Offer)
9/98                   $10,000            $10,000           $ 9,525
3/99                   $ 9,979            $ 9,988           $ 9,514
9/99                   $ 9,958            $ 9,996           $ 9,521
3/00                   $10,165            $10,096           $ 9,616
9/00                   $10,654            $10,470           $ 9,973
3/01                   $11,440            $11,158           $10,628
9/01                   $12,035            $11,654           $11,100

Lehman Brothers U.S. Aggregate     $12,035
Nuveen Income Fund (NAV)           $11,654
Nuveen Income Fund (Offer)         $11,100

4 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (4.75%) and all ongoing fund expenses. It also shows Lehman Brothers U.S. Aggregate, which does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Fund Spotlight

As of September 30, 2001                                      Nuveen Income Fund
================================================================================
Quick Facts

                              A Shares      B Shares      C Shares      R Shares
--------------------------------------------------------------------------------
NAV                             $19.40        $19.40        $19.44        $19.46
--------------------------------------------------------------------------------
Latest Dividend/1/             $0.1045       $0.0930       $0.0930       $0.1085
--------------------------------------------------------------------------------
CUSIP                        67066DI01     67066D200     67066D309     67066D408
--------------------------------------------------------------------------------
Inception Date                   11/98         11/98         11/98         11/98
--------------------------------------------------------------------------------

Annualized Total Returns/2/
A Shares                                  NAV      Offer
1-Year                                 11.29%      6.00%
--------------------------------------------------------
Since Inception                         5.54%      3.74%
--------------------------------------------------------

B Shares                             w/o CDSC     w/CDSC
1-Year                                 10.49%      6.49%
--------------------------------------------------------
Since Inception                         4.76%      3.49%
--------------------------------------------------------

C Shares                                             NAV
--------------------------------------------------------
1-Year                                            10.47%
--------------------------------------------------------
Since Inception                                    4.83%
--------------------------------------------------------

R Shares                                            NAV
--------------------------------------------------------
1-Year                                            11.91%
--------------------------------------------------------
Since Inception                                    5.92%
--------------------------------------------------------

Diversification/3/
U.S. Government Agency Mortgage-Backed             29.3%
--------------------------------------------------------
Electric                                           13.7%
--------------------------------------------------------
U.S. Treasury Bonds/Notes                          12.8%
--------------------------------------------------------
U.S. Government Agency                             11.1%
--------------------------------------------------------
Commercial Mortgage-Backed                          7.8%
--------------------------------------------------------
Capital Goods                                       6.8%
--------------------------------------------------------
Financials                                          5.1%
--------------------------------------------------------
Healthcare                                          3.6%
--------------------------------------------------------
Natural Gas                                         2.7%
--------------------------------------------------------
Consumer Cyclicals                                  2.6%
--------------------------------------------------------
Transportation                                      2.4%
--------------------------------------------------------
Real Estate Investment Trust                        2.1%
--------------------------------------------------------

Portfolio Statistics
Total Net Assets                           $20.3 million
--------------------------------------------------------
Number of Bond issues                                 29
--------------------------------------------------------
Average Duration                                    5.64
--------------------------------------------------------
Average Effective Maturity                    7.90 years
--------------------------------------------------------

Bond Credit Quality/3/
[PIE CHART APPEARS HERE]

AAA/
U.S. Guaranteed                                    58.0%
--------------------------------------------------------
AA                                                  6.4%
--------------------------------------------------------
A                                                   5.4%
--------------------------------------------------------
BBB                                                11.4%
--------------------------------------------------------
NR                                                  2.8%
--------------------------------------------------------
Other                                              16.0%
--------------------------------------------------------

Portfolio Allocation/4/
U.S. Government and Agency Obligations             43.8%
--------------------------------------------------------
Corporate Obligations                              36.5%
--------------------------------------------------------
Commercial Paper                                   17.4%
--------------------------------------------------------
Taxable Municipal Bonds                             2.3%
--------------------------------------------------------

Top Five Corporate Bond Holdings/3/
Interpool Capital Trust                             4.1%
--------------------------------------------------------
Abbott Laboratories                                 3.6%
--------------------------------------------------------
Calpine Canada Energy Finance Ulc                   3.4%
--------------------------------------------------------
Tyco International Group S.A.                       2.7%
--------------------------------------------------------
NorAm Energy Corp.                                  2.7%
--------------------------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

1 Paid October 1, 2001. This is the latest monthly dividend declared during the period ended September 30, 2001.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.

3 As a percentage of total bond holdings as of September 30, 2001. Holdings are subject to change.

4 As a percentage of total holdings as of September 30, 2001. Holdings are subject to change.

Portfolio of Investments
Nuveen Income Fund
September 30, 2001

 Principal
Amount (000)  Description
--------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS - 41.1%
              CORPORATE BONDS - 33.8%
              Capital Goods - 6.3%

     $ 1,000  Interpool Capital Trust, Unsecured Notes, Series B, 9.875%,
               2/15/27

          50  Tyco International Group S.A., Notes, 6.750%, 2/15/11
--------------------------------------------------------------------------------
              Cyclicals - 2.4%

         500  Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03
--------------------------------------------------------------------------------
              Electric - 10.2%

         650  Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%,
               5/01/08

         500  Mission Energy Holding Company, Senior Secured Notes, 13.500%,
               7/15/08

         451  Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09

         500  Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04
--------------------------------------------------------------------------------
              Financials - 4.8%

         500  Conseco, Inc., Unsecured Notes, 8.500%, 10/15/02

         500  Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11
--------------------------------------------------------------------------------
              Healthcare - 3.3%

         650  Abbott Laboratories, Notes, 5.625%, 7/01/06
--------------------------------------------------------------------------------
              Natural Gas - 2.5%

         500  NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%,
               11/01/13 (Mandatory put 11/01/03)
--------------------------------------------------------------------------------
              Real Estate Investment Trust - 2.0%

         400  United Dominion Realty Trust, Inc., Medium Term Notes, 7.600%,
               1/25/02
--------------------------------------------------------------------------------
              Transportation - 2.3%

         500  Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%,
               1/15/21
--------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.3%

         400  Commercial Mortgage Asset Trust, Series 99Cl-A3, 6.640%, 9/17/10
               (Mandatory put 1/17/08)

         500 Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass-through Certificates, Series 1999-RM1, 6.810%, 12/15/31

         500  Morgan Stanley Dean Witter Capital I Trust Incorporated,
               Commercial Mortgage Pass-through Certificates, Series 2001-TOP1,
               6.660%, 2/15/33
--------------------------------------------------------------------------------
     $ 8,551  Total Corporate Obligations (cost $8,154,271)
--------------------------------------------------------------------------------
              TAXABLE MUNICIPAL BONDS - 2.6%

     $   500  Cattaraugus County, New York, Industrial Development Agency,
               Industrial Development Revenue Bonds (Laidlaw Energy and
               Environmental Inc. Project), Series 1999B, 12.500%, 7/01/10
--------------------------------------------------------------------------------
     $   500  Total Taxable Municipal Bonds (cost $502,804)
--------------------------------------------------------------------------------
              U.S. GOVERNMENT and AGENCY OBLIGATIONS - 49.4%

              U.S. TREASURY BONDS/NOTES - 11.9%
         500   11.250%, 2/15/15
         750   7.500%, 11/15/16
         500   8.750%, 8/15/20
--------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%

         500  Federal Home Loan Mortgage Corporation, Unsecured Notes, 6.750%,
               3/15/31

         500  Federal National Mortgage Association, Benchmark Notes, 5.500%,
               3/15/11

       1,000  Federal National Mortgage Association, Benchmark Notes, 6.000%,
               5/15/11

                                                                      Optional Call
Description                                                             Provisions*  Ratings**
----------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 41.1%
CORPORATE BONDS - 33.8%
Capital Goods - 6.3%

Interpool Capital Trust, Unsecured Notes, Series B, 9.875%, 2/15/27    No Opt. Call       BBB-

Tyco International Group S.A., Notes, 6.750%, 2/15/11                  No Opt. Call         A-
----------------------------------------------------------------------------------------------
Consumer Cyclicals - 2.4%

Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03                         No Opt. Call         BB
----------------------------------------------------------------------------------------------
Electric - 10.2%

Calpine Canada Energy Finance Ulc, Senior Unsecured Notes,
 8.500%, 5/01/08                                                       No Opt. Call        BB+

Mission Energy Holding Company, Senior Secured Notes, 13.500%,
 7/15/08                                                               No Opt. Call        Ba2

Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                  No Opt. Call        Ba1

Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04       No Opt. Call        Ba2
----------------------------------------------------------------------------------------------
Financials - 4.8%

Conseco, Inc., Unsecured Notes, 8.500%, 10/15/02                       No Opt. Call        BB-

Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11             No Opt. Call         A+
----------------------------------------------------------------------------------------------
Healthcare - 3.3%

Abbott Laboratories, Notes, 5.625%, 7/01/06                            No Opt. Call         AA
----------------------------------------------------------------------------------------------
Natural Gas - 2.5%

NorAm Energy Corp., Term Enhanced Remarketable Securities,
 6.375%, 11/01/13 (Mandatory put 11/01/03)                             No Opt. Call       Baa1
----------------------------------------------------------------------------------------------
Real Estate Investment Trust - 2.0%

United Dominion Realty Trust, Inc., Medium Term Notes,
 7.600%, 1/25/02                                                       No Opt. Call        BBB
----------------------------------------------------------------------------------------------
Transportation - 2.3%

Windsor Petroleum Transport Corp., Unsecured Notes,
 7.840%, 1/15/21                                                       No Opt. Call       Baa3
----------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.3%

Commercial Mortgage Asset Trust, Series 99Cl-A3, 6.640%, 9/17/10       No Opt. Call        AAA
 (Mandatory put 1/17/08)

Morgan Stanley Capital I Incorporated, Commercial Mortgage
 Pass-through Certificates, Series 1999-RM1, 6.810%, 12/15/31          No Opt. Call         AA

Morgan Stanley Dean Witter Capital I Trust Incorporated,
 Commercial Mortgage Pass-through Certificates,
 Series 2001-TOP1, 6.660%, 2/15/33                                     No Opt. Call        AAA
----------------------------------------------------------------------------------------------
Total Corporate Obligations (cost $8,154,271)
----------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 2.6%

Cattaraugus County, New York, Industrial Development Agency,
 Industrial Development Revenue Bonds (Laidlaw Energy and
 Environmental Inc. Project), Series 1999B, 12.500%, 7/01/10           No Opt. Call        N/R
----------------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (cost $502,804)
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS - 49.4%

U.S. TREASURY BONDS/NOTES - 11.9%

 11.250%, 2/15/15                                                      No Opt. Call        Aaa
 7.500%, 11/15/16                                                      No Opt. Call        AAA
 8.780%, 8/15/20                                                       No Opt. Call        AAA
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%

Federal Home Loan Mortgage Corporation, Unsecured Notes,
 6.750%, 3/15/31                                                       No Opt. Call        AAA

Federal National Mortgage Association, Benchmark Notes,
 5.500%, 3/15/11                                                       No Opt. Call        Aaa

Federal National Mortgage Association, Benchmark Notes,
 6.000%, 5/15/11                                                       No Opt. Call        AAA
----------------------------------------------------------------------------------------------


Description                                                                       Market Value
----------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 41.1%
CORPORATE BONDS - 33.8%
Capital Goods - 6.3%

Interpool Capital Trust, Unsecured Notes, Series B, 9.875%, 2/15/27               $    771,798

Tyco International Group S.A., Notes, 6.750%, 2/15/11                                  515,857
----------------------------------------------------------------------------------------------
Consumer Cyclicals - 2.4%

Hasbro, Inc., Unsecured Notes, 7.950%, 3/15/03                                         483,811
----------------------------------------------------------------------------------------------
Electric - 10.2%

Calpine Canada Energy Finance Ulc, Senior Unsecured Notes, 8.500%, 5/01/08             635,469

Mission Energy Holding Company, Senior Secured Notes, 13.500%, 7/15/08                 507,500

Monterrey Power S.A., Secured Bonds, 9.625%, 11/15/09                                  461,311

Western Resources, Inc., Senior Unsecured Notes, 6.875%, 8/01/04                       475,815
----------------------------------------------------------------------------------------------
Financials - 4.8%

Conseco, Inc., Unsecured Notes, 8.500%, 10/15/02                                       460,000

Northern Trust Company, Subordinate Notes, 6.300%, 3/07/11                             510,202
----------------------------------------------------------------------------------------------
Healthcare - 3.3%

Abbott Laboratories, Notes, 5.625%, 7/01/06                                            674,734
----------------------------------------------------------------------------------------------
Natural Gas - 2.5%

NorAm Energy Corp., Term Enhanced Remarketable Securities, 6.375%, 11/01/13
 (Mandatory put 11/01/03)                                                              510,457
----------------------------------------------------------------------------------------------
Real Estate Investment Trust - 2.0%

United Dominion Realty Trust, Inc., Medium Term Notes, 7.600%, 1/25/02                 405,604
----------------------------------------------------------------------------------------------
Transportation - 2.3%

Windsor Petroleum Transport Corp., Unsecured Notes, 7.840%, 1/15/21                    405,696
----------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.3%

Commercial Mortgage Asset Trust, Series 99Cl-A3, 6.640%, 9/17/10
 (Mandatory put 1/17/08)                                                               426,115

Morgan Stanley Capital I Incorporated, Commercial Mortgage Pass-through
 Certificates, Series 1999-RM1, 6.810%, 12/15/31                                       528,920

Morgan Stanley Dean Witter Capital I Trust Incorporated, Commercial
 Mortgage Pass-through Certificates, Series 2001-TOP1, 6.660%, 2/15/33                 530,318
----------------------------------------------------------------------------------------------
Total Corporate Obligations (cost $8,154,271)                                        8,359,607
----------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS - 2.6%

Cattaraugus County, New York, Industrial Development Agency, Industrial
 Development Revenue Bonds (Laidlaw Energy and Environmental Inc. Project),
 Series 1999B, 12.500%, 7/01/10                                                        520,590
----------------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (cost $502,804)                                          520,590
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT and AGENCY OBLIGATIONS - 49.4%

U.S. TREASURY BONDS/NOTES - 11.9%

  11.250%, 2/15/15                                                                     796,719
  7.500%, 11/15/16                                                                     922,149
  8.750%, 8/15/20                                                                      696,875
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%

Federal Home Loan Mortgage Corporation, Unsecured Notes, 6.750%, 3/15/31               542,432

Federal National Mortgage Association, Benchmark Notes, 5.500%, 3/15/11                508,974

Federal National Mortgage Association, Benchmark Notes, 6.000%, 5/15/11              1,055,314
----------------------------------------------------------------------------------------------

-----
5

Portfolio of Investments
Nuveen Income Fund (continued)
September 30, 2001

 Principal
Amount (000)   Description
----------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY MORTGAGE-BACKZD SECURITIES - 27.1%

    $ 1,000    Federal Home Loan Mortgage Corporation, Series 2063, Class PL, 6.250%, 4/15/12

      1,000    Federal Home Loan Mortgage Corporation, Series 2155, Class PG, 6.000%, 7/15/27 (WI, settling 10/02/01)

               Federal National Mortgage Association:
      1,000     7.000%, 10/01/31 (WI, settling 10/15/01)
      1,000     6.500%, 10/01/31 (WI, settling 10/18/01)

        944    Federal National Mortgage Association, Series 1993-20, Class GA, 6.500%, 9/25/19
        434    Federal National Mortgage Association, Series 1999-25, Class A, 6.000%, 3/25/26
----------------------------------------------------------------------------------------------------------------------
    $ 9,128    Total U.S. Government and Agency Obligations (cost $9,725,864)
----------------------------------------------------------------------------------------------------------------------
               COMMERCIAL PAPER - 19.7%

      $ 500    AIG Funding Inc., effective yield of 0.755%, 10/02/01
        500    Amsterdam Funding Corp., effective yield of 1.771%, 10/05/01
        500    BellSouth Corporation, effective yield of 1.525%, 10/04/01
        500    Edison Asset Securitization LLC, effective yield of 1.983%, 10/05/01
        500    International Lease Finance Corporation, effective yield of 1.560%, 10/04/01
        500    Kraft Foods Inc., effective yield of 1.525%, 10/04/01
        500    Transamerica Finance Corporation, effective yield of 1.525%, 10/04/01
        500    Yamaha Motor Finance Corporation, effective yield of 1.740%, 10/04/01
----------------------------------------------------------------------------------------------------------------------
    $ 4,000    Total Commercial Paper (cost $3,998,937)
----------------------------------------------------------------------------------------------------------------------
    $22,179    Total Investments (cost $22,381,876) - 112.8%
----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (12.8)%
               ------------------------------------------------------------------------
               Net Assets - 100%
               ------------------------------------------------------------------------


                                                                                                           Optional Call
Description                                                                                                 Provisions*  Ratings**
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 27.1%

Federal Home Loan Mortgage Corporation, Series 2063, Class PL, 6.250%, 4/15/12                             No Opt. Call        AAA

Federal Home Loan Mortgage Corporation, Series 2155, Class PG, 6.000%, 7/15/27 (WI, settling 10/02/01)     No Opt. Call        Aaa

Federal National Mortgage Association:
7.000%, 10/01/31 (WI, settling 10/15/01)                                                                   No Opt. Call        Aaa
6.500%, 10/01/31 (WI, settling 10/18/01)                                                                   No Opt. Call        Aaa

Federal National Mortgage Association, Series 1993-20, Class GA, 6.500%, 9/25/19                           No Opt. Call     N/R***

Federal National Mortgage Association, Series 1999-25, Class A, 6.000%, 3/25/26                            No Opt. Call        AAA
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations (cost $9,725,864)

COMMERCIAL PAPER - 19.7%

AIG Funding Inc., effective yield of 0.755%, 10/02/01                                                                         A-1

Amsterdam Funding Corp., effective yield of 1.771%, 10/05/01                                                                  A-1

BellSouth Corporation, effective yield of 1.525%, 10/04/01                                                                    A-1

Edison Asset Securitization LLC, effective yield of 1.983%, 10/05/01                                                          A-1

International Lease Finance Corporation, effective yield of 1.560%, 10/04/01                                                  A-1

Kraft Foods Inc., effective yield of 1.525%, 10/04/01                                                                         A-1

Transamerica Finance Corporation, effective yield of 1.525%, 10/04/01                                                         A-1

Yamaha Motor Finance Corporation, effective yield of 1.740%, 10/04/01                                                         A-1
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost $3,998,937)
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $22,381,876) - 112.8%
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities - (12.8)%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                             Market
Description                                                                                                                   Value
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-RACKED SECURITIES - 27.1%

Federal Home Loan Mortgage Corporation, Series 2063, Class PL, 6.250%, 4/15/12                                          $ 1,051,465
Federal Home Loan Mortgage Corporation, Series 2155, Class PG, 6.000%, 7/15/27 (WI, settling 10/02/01)                    1,007,934

Federal National Mortgage Association:
 7.000%, 10/01/31 (WI, settling 10/15/01)                                                                                 1,033,124
 6.500%, 10/01/31 (WI, settling 10/18/01)                                                                                 1,029,687

Federal National Mortgage Association, Series 1993-20, Class GA, 6.500%, 9/25/19                                            958,290

Federal National Mortgage Association, Series 1999-25, Class A, 6.000%, 3/25/26                                             445,522
------------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations (cost $9,725,864)                                                           10,048,485
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 19.7%

AIG Funding Inc., effective yield of 0.755%, 10/02/01                                                                       499,958

Amsterdam Funding Corp., effective yield of 1.771%, 10/05/01                                                                499,828

BellSouth Corporation, effective yield of 1.525%, 10/04/01                                                                  499,873

Edison Asset Securitization LLC, effective yield of 1.983%, 10/05/01                                                        499,807

International Lease Finance Corporation, effective yield of 1.560%, 10/04/01                                                499,870

Kraft Foods Inc., effective yield of 1.525%, 10/04/01                                                                       499,873

Transamerica Finance Corporation, effective yield of 1.525%, 10/04/01                                                       499,873

Yamaha Motor Finance Corporation, effective yield of 1.740%, 10/04/01                                                       499,855
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost $3,998,937)                                                                                  3,998,937
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost $22,381,976) - 112.8%                                                                            22,927,619
------------------------------------------------------------------------------------------------------------------------------------
Other Assets Less Liabilities - (12.8)%                                                                                  (2,599,621)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100%                                                                                                       $20,327,998
------------------------------------------------------------------------------------------------------------------------------------

* Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

(WI)Security purchase on a when-issued basis.

                See ccompanying notes to financial statements.

-----
6

Statement of Net Assets
Nuveen Income Fund
September 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $22,381,876)                                                               $22,927,619
Receivables:
 Fund manager                                                                                                                62,355
 Interest                                                                                                                   242,112
 Investments sold                                                                                                           556,825
 Shares sold                                                                                                                131,729
Other assets                                                                                                                    623
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                        23,921,263
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                              385,821
Payables:
 Investments purchased                                                                                                    3,072,521
 Shares redeemed                                                                                                             29,405
Accrued expenses:
 12b-1 distribution and service fees                                                                                         10,423
 Other                                                                                                                       77,751
Dividends payable                                                                                                            17,344
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                                    3,593,265
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                              $20,327,998
------------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                                              $ 7,191,598
Shares outstanding                                                                                                          370,720
Net asset value and redemption price per share                                                                          $     19.40
offering price per share (net asset value per share plus maximum sales charge of 4.75% of offering price)               $     20.37
------------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                                              $10,718,942
Shares outstanding                                                                                                          552,589
Net asset value, offering and redemption price per share                                                                $     19.40
------------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                                              $ 1,814,689
Shares outstanding                                                                                                           93,362
Net asset value, offering and redemption price per share                                                                $     19.44
------------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                                               $  602,769
Shares outstanding                                                                                                           30,976
Net asset value, offering and redemption price per share                                                                 $    19.46
------------------------------------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.


----
7

Statement of operations
Nuveen Income Fund
Year Ended September 30, 2001

--------------------------------------------------------------------------------
Investment Income                                                    $1,387,731
--------------------------------------------------------------------------------
Expenses
Management fees                                                         110,745
12b-1 service fees-Class A                                               10,100
l2b-1 distribution and service fees-Class B                              70,513
12b-1 distribution and service fees-Class C                              10,641
Shareholders' servicing agent fees and expenses                           8,529
Custodian's fees and expenses                                            54,734
Trustees' fees and expenses                                               2,500
Professional fees                                                        65,998
Shareholders' reports-printing and mailing expenses                      63,733
Federal and state registration fees                                      23,769
Other expenses                                                            3,758
--------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    425,020
 Custodian fee credit                                                    (5,969)
 Expense reimbursement                                                 (186,105)
--------------------------------------------------------------------------------
Net expenses                                                            232,946
--------------------------------------------------------------------------------
Net investment income                                                 1,154,785
--------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                          221,385
Net change in unrealized appreciation or depreciation of investments    527,539
--------------------------------------------------------------------------------
Net gain from investments                                               748,924
--------------------------------------------------------------------------------
Net increase in net assets from operations                           $1,903,709
--------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.




-----
8

Statement of Changes in Net Assets
Nuveen Income Fund


                                                                                         Year Ended     Year Ended
                                                                                          9/30/01        9/30/00
------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $1,154,785     $1,125,085
Net realized gain (loss) from investment transactions                                       221,385       (861,449)
Net change in unrealized appreciation or depreciation of investments                        527,539        508,593
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                1,903,709        772,229
------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
  Class A                                                                                  (276,920)      (106,264)
  Class B                                                                                  (423,600)      (280,180)
  Class C                                                                                   (62,865)       (56,050)
  Class R                                                                                  (458,393)      (647,561)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (1,221,778)    (1,090,055)
------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                         20,343,548      4,755,961
Net proceeds from shares issued to shareholders due to reinvestment of distributions        176,505        109,496
------------------------------------------------------------------------------------------------------------------
                                                                                         20,520,053      4,865,457
Cost of shares redeemed                                                                 (19,052,673)    (2,593,852)
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                   1,467,380      2,271,605
------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                2,149,311      1,953,779
Net assets at the beginning of year                                                      18,178,687     16,224,908
------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                          $ 20,327,998    $18,178,687
------------------------------------------------------------------------------------------------------------------
Undistributed (over-distribution of) net investment income at the end of year          $     (4,614)   $    62,379
------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.



-----
9

Notes to Financial Statements

1. General information and Significant Accounting Policies The Nuveen Income Fund (the "Fund") is a series of the Nuveen Investment Trust III (the "Trust") which was organized as a Massachusetts business trust in 1998. The Trust is an open-end, diversified management series investment company registered under the investment Company Act of 1940.

The Fund invests primarily in a diversified portfolio of domestic investment grade quality bonds of varying maturities as a source of current income and capital preservation. The Fund may also buy non-investment grade bonds and dollar denominated bonds of foreign issuers, subject to certain limitations. The Fund may also invest in other securities, such as preferred stock, that have predominantly fixed-income characteristics. Also, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices used to value fixed-income securities are based on the mean between the bid and asked prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. if it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, may establish a fair value for the security. Securities having remaining maturities of 60 days or less when purchased are valued by amortized cost.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2001, the Fund had outstanding when-issued purchase commitments of $3,072,521.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders
Net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


-----
10

Mortgage Dollar Roll Transactions
The Fund is authorized to enter into portfolio lending transactions including Mortgage Dollar Roll transactions ("Dollar Rolls"). The Fund would enter into such a transaction to take advantage of imbalances in the supply and demand of certain securities held in the Fund's portfolio and to enhance investment earnings and total return. In a Dollar Roll transaction, the Fund sells a mortgage-backed security to a third party and simultaneously enters into a commitment to repurchase a substantially similar security at a future date from the same party. The Fund and the counterparty may decide to extend a Dollar Roll transaction at the end of the original contract. Dollar Rolls are treated as financing transactions in which the Fund retains ownership of the securities loaned. Such securities, together with any securities purchased with the proceeds of the financing, are marked-to-market daily with the corresponding unrealized gains or losses reflected in Fund operations. Interest earnings on the original investment loaned are retained by the Fund as well as the interest earned on the securities purchased with the proceeds of the loan. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the repurchase commitments. Although there are economic advantages of entering into a Dollar Roll transaction, there are also additional risks. The Fund manages the risks associated with Dollar Roll transactions by entering into contracts only with firms Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of the John Nuveen Company, deems to be of good standing.

Derivative Financial Instruments
The Fund may invest in futures, swap and option contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended September 30, 2001.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                                                      Year Ended                 Year Ended
                                                                                        9/30/01                    9/30/00
                                                                                 ----------------------      -------------------
                                                                                  Shares        Amount        Shares      Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                          316,429    $  5,996,165      45,077  $    834,879
 Class B                                                                          271,770       5,219,175     173,876     3,253,598
 Class C                                                                           79,107       1,525,722      18,897       353,581
 Class R                                                                          401,861       7,602,486      17,096       313,903
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                            3,034          57,800       1,285        23,952
 Class B                                                                            4,069          77,461       3,068        57,271
 Class C                                                                              712          13,570         977        18,247
 Class R                                                                            1,454          27,674         539        10,026
------------------------------------------------------------------------------------------------------------------------------------
                                                                                1,078,436      20,520,053     260,815     4,865,457
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                          (40,629)       (770,472)    (26,591)     (487,412)
 Class B                                                                          (41,728)       (786,211)    (74,646)   (1,381,209)
 Class C                                                                          (30,951)       (593,464)    (34,229)     (636,786)
 Class R                                                                         (891,741)    (16,902,526)     (4,761)      (88,445)
------------------------------------------------------------------------------------------------------------------------------------
                                                                               (1,005,049)    (19,052,673)   (140,227)   (2,593,852)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                                       73,387    $  1,467,380     120,588   $ 2,271,605
------------------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders
The Fund declared a dividend distribution from its net investment income which was paid November 1, 2001, to shareholders of record on October 9, 2001, as follows:

                ------------------------------------
                Dividend per share:
                    Class A                   $.1045
                    Class B                    .0930
                    Class C                    .0930
                    Class R                    .1085
                ------------------------------------

4. Securities Transactions
Purchases and sales (including maturities) of investment securities, U.S. Government and agency obligations (excluding Dollar Roll transactions) and short-term investments for the fiscal year ended September 30, 2001, were as follows:

   ---------------------------------------------------------------
   Purchases:
     Investment securities                           $  8,382,176
     U.S. Government and agency obligations            13,831,474
     Short-term investments                           129,962,671
   Sales and maturities:
     Investment securities                              6,612,657
     U.S. Government and agency obligations            16,396,836
     Short-term investments                           130,698,250
   ---------------------------------------------------------------

At September 30, 2001, the cost of investments owned for federal income tax purposes was $22,381,876. Net unrealized appreciation for federal income tax purposes aggregated $545,743 of which $611,608 related to appreciated securities and $65,865 related to depreciated securities.

At September 30, 2001, the Fund had unused capital loss carryforwards of $799,447 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $161,888 of the carryforward will expire in the year 2007, $44,946 will expire in the year 2008, and $592,613 of the carryforward will expire in the year 2009.


-----
12

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets       Management Fee
---------------------------------------------
For the first $125 million        .6000 of 1%
For the next $125 million         .5875 of I
For the next $250 million         .5750 of 1
For the next $500 million         .5625 of 1
For the next $1 billion           .5500 of 1
For net assets over 92 billion    .5250 of 1
---------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2002, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .80% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended September 30, 2001, Nuveen Investments (the "Distribution), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $21,400 all of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing-services to shareholders relating to their investments.

During the fiscal year ended September 30, 2001, the Distributor compensated authorized dealers directly with approximately $113,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during.the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During fiscal year ended September 30, 2001, the Distributor retained approximately $62,200 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $28,800 of CDSC on share redemptions during the fiscal year ended September 30, 2001.

6. Composition of Net Assets
At September 30, 2001, the Fund had an unlimited number of $.01 par value par share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $20,586,315
Undistributed (over-distribution of) net investment income               (4,614)
Accumulated net realized gain (loss) from investment transactions      (799,446)
Net unrealized appreciation of investments                              545,743
--------------------------------------------------------------------------------
Net assets                                                          $20,327,998
--------------------------------------------------------------------------------

-----
13

Financial Highlights

Selected data for a share outstanding throughout each period:


Class (Inception Date)

                                                 Investment Operations            Less Distributions
                                             ------------------------------    -------------------------
                                                               Net                From
                                                         Realized/              and in
                                                        Unrealized              Excess
                              Beginning          Net       Invest-              of Net                     Ending             Ending
                                    Net      Invest-          ment             Invest-                        Net                Net
Year Ended                        Asset         ment          Gain                ment  Capital             Asset      Total  Assets
September 30,                     Value       Income        (Loss)    Total     Income    Gains    Total    Value  Return(a)   (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (11/98)
   2001                          $18.66        $1.23        $  .80    $2.03     $(1.29)   $  --   $(1.29)  $19.40     11.29% $ 7,192
   2000                           19.00         1.25          (.38)     .87      (1.21)      --    (1.21)   18.66      4.74    1,714
   1999(e)                        20.00         1.02         (1.03)    (.01)      (.99)      --     (.99)   19.00      (.04)   1,370
Class B (11/98)
   2001                           18.66         1.09           .80     1.89      (1.15)      --    (1.15)   19.40     10.49   10,719
   2000                           19.00         1.11          (.38)     .73      (1.07)      --    (1.07)   18.66      3.96    5,942
   1999(e)                        20.00          .90         (1.03)    (.13)      (.87)      --     (.87)   19.00      (.68)   4,108
Class C (11/98)
   2001                           18.70         1.09           .80     1.89      (1.15)      --    (1.15)   19.44     10.47    1,815
   2000                           19.01         1.11          (.35)     .76      (1.07)      --    (1.07)   18.70      4.13      832
   1999(e)                        20.00          .90         (1.02)    (.12)      (.87)      --     (.87)   19.01      (.62)   1,119
Class R (11/98)
   2001                           18.66         1.28           .86     2.14      (1.34)      --    (1.34)   19.46     11.91      603
   2000                           19.01         1.30          (.39)     .91      (1.26)      --    (1.26)   18.66      4.95    9,690
   1999(e)                        20.00         1.06         (1.02)     .04      (1.03)      --    (1.03)   19.01       .21    9,627
------------------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                  Ratios/Supplemental Data
                     ----------------------------------------------------------------------------------
                     Before Credit/                   After              After Credit/
                     Reimbursement               Reimbursement (b)     Reimbursement (c)
                     ---------------------      ------------------    -------------------
                                  Ratio of                Ratio of               Ratio of
                                       Net                     Net                    Net
                                   Invest-                 Invest-                Invest-
                     Ratio of         ment      Ratio of      ment    Ratio of       ment
                     Expenses       Income      Expenses    Income    Expenses     Income
                           to           to            to        to          to         to
                      Average      Average       Average   Average     Average    Average   Portfolio
Year Ended                Net          Net           Net       Net         Net        Net    Turnover
September 30,          Assets       Assets        Assets    Assets      Assets     Assets     Rate(d)
-------------------------------------------------------------------------------------------------------
Class A (11/98)
  2001                  2.24%        5.20%        1.05%     6.39%       1.02%      6.42%      120%
  2000                  2.06         5.71         1.09      6.68        1.05       6.72       112
  1999(e)               1.88*        5.60*        1.08*     6.40*       1.05*      6.42*       67
Class B (11/98)
  2001                  2.92         4.55         1.80      5.68        1.77       5.71       120
  2000                  2.80         4.97         1.84      5.93        1.80       5.97       112
  1999(e)               2.62*        4.85*        1.83*     5.65*       1.80*      5.67*       67
Class C (11/98)
  2001                  2.98         4.48         1.80      5.66        1.77       5.69       120
  2000                  2.78         4.99         1.84      5.93        1.80       5.97       112
  1999(e)               2.62*        4.87*        1.83*     5.66*       1.80*      5.69*       67
Class R (11/98)
  2001                  1.54         6.09          .80      6.83         .77       6.86       120
  2000                  1.80         5.97          .84      6.93         .80       6.97       112
  1999(e)               1.71*        5.62*         .83*     6.50*        .80*      6.53*       67
-------------------------------------------------------------------------------------------------------


 *  Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) Excluding Dollar Roll transactions.
(e) For the period November 30, 1998 (commencement of operations) through September 30, 1999.

                                 See accompanying notes to financial statements.

-----
14

Report of Independent Public Accountants

To the Board of Trustees and Shareholders of Nuveen Investment Trust III:

We have audited the accompanying statement of net assets including the portfolio of investments of Nuveen Income Fund (the "Fund") (the sole portfolio constituting the Nuveen Investment Trust III (a Massachusetts business trust)), as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. we believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Income Fund as of September 30, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 19, 2001


-----
15

                                     Notes


-----
16

Fund Information

Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Shelia W. Wellington


Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606


Legal Counsel
Chapman and Cutler
Chicago, IL


Independent Public Accountants
Arthur Andersen LLP
Chicago, IL


Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787




NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.




-----
17

Serving Investors For Generations

(Photo of  John Nuveen, Sr. appears here]
        John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

NUVEEN
  Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com